UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811- 22309

Transparent Value Trust

(Exact name of registrant as specified in charter)

702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Address of principal executive offices) (Zip code)

Amy J. Lee

Transparent Value Trust
702 King Farm Boulevard, Suite 200
Rockville, Maryland 20850

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: September 30

Date of reporting period: September 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1.	Reports to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

9.30.2019

Guggenheim Funds Annual Report

Transparent Value Trust
Guggenheim Directional Allocation Fund
Guggenheim RBP® Dividend Fund
Guggenheim RBP® Large-Cap Defensive Fund
Guggenheim RBP® Large-Cap Market Fund
Guggenheim RBP® Large-Cap Value Fund

Beginning on January 1, 2021, paper copies of the Funds’ annual and semi-annual shareholder reports may no longer be sent by mail, unless you specifically request paper copies of the reports from a fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive reports and other communications from a fund electronically by calling 800.820.0888, going to GuggenheimInvestments.com/myaccount, or by contacting your financial intermediary.

You may elect to receive all future shareholder reports in paper free of charge. If you hold shares of a fund directly, you can inform the Fund that you wish to receive paper copies of reports by calling 800.820.0888. If you hold shares of a fund through a financial intermediary, please contact the financial intermediary to make this election. Your election to receive reports in paper will apply to all Guggenheim Funds in which you are invested and may apply to all funds held with your financial intermediary.

GuggenheimInvestments.com	RBP-ANN-0919x0920

GUGGENHEIM

Fast, Convenient, and Secure

Sign up for eDelivery from Guggenheim

Guggenheim's eDelivery service allows you to waive postal delivery and provides a fast, convenient, and secure way to access your account documents and shareholder communications such as statements, confirmations, prospectuses, and annual and semi-annual reports.

With Guggenheim's eDelivery service, you can:

- Receive important account information faster
- Reduce the chance of mail fraud and identity theft
- Positively impact the environment
- Increase shareholder value by reducing printing and mailing costs

For more information, visit *GuggenheimInvestments.com/eDelivery* or call our Client Services group at 800 820 0888.

It's easy to enroll:

To register your account and begin receiving some or all of your shareholder communications electronically, follow these simple steps:

1. **Go to *GuggenheimInvestments.com/myaccount***

   If you are a new user, you can also establish your User ID and password here.

2. **Log into your account**
3. **Select "Profile" on the left**
4. **Select "Edit Delivery" at the bottom**

This report and the financial statements contained herein are submitted for the general information of our shareholders. The report is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Distributed by Guggenheim Funds Distributors, LLC. GI-GOGREEN-1019 x1020 #40298

Guggenheim Investments eDelivery Service Notice

TABLE OF CONTENTS

DEAR SHAREHOLDER	2
ECONOMIC AND MARKET OVERVIEW	3
ABOUT SHAREHOLDERS’ FUND EXPENSES	5
DIRECTIONAL ALLOCATION FUND	8
RBP® DIVIDEND FUND	19
RBP® LARGE-CAP DEFENSIVE FUND	29
RBP® LARGE-CAP MARKET FUND	39
RBP® LARGE-CAP VALUE FUND	49
NOTES TO FINANCIAL STATEMENTS	59
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	67
OTHER INFORMATION	68
INFORMATION ON BOARD OF TRUSTEES AND OFFICERS	74
GUGGENHEIM INVESTMENTS PRIVACY NOTICE	79

THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2019

Dear Shareholder:

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Investment Adviser”), is pleased to present the shareholder report for the Guggenheim RBP® Funds (the “Funds”). This report covers the annual fiscal year ended September 30, 2019.

The Investment Adviser is part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, (“Guggenheim”) a global, diversified financial services firm.

Guggenheim Funds Distributors, LLC is the distributor of the Funds. Guggenheim Funds Distributors, LLC is affiliated with Guggenheim and the Investment Adviser.

We encourage you to read the Economic and Market Overview section of the report, which follows this letter, and then the Managers Commentary for each Fund.

We are committed to providing innovative investment solutions and appreciate the trust you place in us.

Sincerely,

Guggenheim Partners Investment Management, LLC
October 31, 2019

Read a prospectus and summary prospectus (if available) carefully before investing. It contains the investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/ or legal professional regarding your specific situation.

There can be no assurance that any investment product will achieve its investment objective(s). There are risks associated with investing, including the entire loss of principal invested. Investing involves market risks. The investment return and principal value of any investment product will fluctuate with changes in market conditions. Please read the prospectus for more detailed information regarding these and other risks.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW (Unaudited)	September 30, 2019

Economic data has been mixed over the past few months. On the positive side, we saw a pickup in the housing market as measured by housing starts and home sales, which could be a delayed response to lower mortgage rates. Industrial production had the strongest month-over-month gain in a year, partially boosted by an increase in oil production in Hurricane Barry’s wake. The unemployment rate fell to a 50-year low of 3.5% in September 2019, despite a continued moderation in payroll gains.

On the negative side, the Institute for Supply Management (“ISM”) Manufacturing Index plunged to the weakest reading since June 2009. The ISM Non-Manufacturing Index also came in well below expectations, the lowest since August 2016. Within both the manufacturing and non-manufacturing ISM indexes, analysts look at the employment component of the survey for an early read on other labor market indicators. Here we find more cause for concern: The non-manufacturing survey’s employment component is now barely above 50 while the manufacturing employment sub-index stands at 46.3, well into contraction territory. Combined, the outlook for output and hiring has dimmed, signaling trouble ahead for consumers.

Retail sales have been steady, but Commerce Department data showed that total consumer spending on goods and services increased only 0.1% month-over-month in August 2019, the smallest gain in six months. It is hard to identify the primary reason why consumers may already be turning more conservative on spending. Income growth looks steady, the equity market is higher year-to-date, and rates are lower, all of which should be boosting consumer confidence. Sentiment surveys, however, show that fewer consumers believe now is a good time to buy homes, vehicles, and household durables, and headline consumer confidence measures have ticked down. We believe trade policy and political concerns are weighing on sentiment, and these headwinds are set to ramp up further. Additional U.S. tariffs on China are due to take effect on December 15, 2019, and the U.S. House of Representatives is pressing forward with its impeachment inquiry into President Trump.

Guggenheim’s dashboard of U.S. recession indicators continues to point to a recession beginning as early as the first half of 2020, and we think the economic data is corroborating this view. Two of the more notable indicators pointing to high recession risk are the three-month/10-year U.S. Treasury yield curve, which has been inverted for 16 consecutive weeks through period end, and the Leading Economic Indicators Index which has slowed from a year-over-year growth rate of 6.6% in September 2018 to 1.1% as of August 2019. The indicators Guggenheim tracks as part of our recession probability model indicate a nearly 50% chance that a recession will come before mid-2020, and a 70% chance that it will arrive by mid-2021.

Over the period, the U.S. Treasury curve continued its overall flattening trend, as the difference between the two-year U.S. Treasury and 10-year U.S. Treasury narrowed to 5 basis points. Equity markets remained volatile, buoyed by a 25 basis point cut in July and September 2019 by the U.S. Federal Reserve (the “Fed”) and relatively strong U.S. economic data, but weighed down by trade war uncertainty and fears of a global slowdown.

With downside risks growing, markets have become more sensitive to the Fed’s communications about the future stance of monetary policy. Despite the two rate cuts, Fed policymakers are deeply divided. It is still unclear whether the Fed will deliver the aggressive and preemptive policy action that would prolong the current expansion.

As it relates to risk-taking, we are not confident that the Fed would succeed in easing credit conditions if conditions were to tighten materially. The Fed may act too late, or its actions may have little impact given that low rates this year have largely failed to stimulate growth. With credit spreads still relatively tight on a historical basis, we believe it is prudent to remain up in quality as we await better opportunities to deploy capital in riskier credit sectors in the coming downturn.

For the 12-month period ended September 30, 2019, the Standard & Poor’s 500® (“S&P 500”) Index* returned 4.25%. The MSCI Europe-Australasia-Far East (“EAFE”) Index* returned -0.82%. The return of the MSCI Emerging Markets Index* was -1.63%.

In the bond market, the Bloomberg Barclays U.S. Aggregate Bond Index* posted a 10.30% return for the period, while the Bloomberg Barclays U.S. Corporate High Yield Index* returned 6.36%. The return of the ICE Bank of America (“BofA”) Merrill Lynch 3-Month U.S. Treasury Bill Index* was 2.39% for the 12-month period.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ECONOMIC AND MARKET OVERVIEW (Unaudited)(concluded)	September 30, 2019

*Index Definitions

Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction costs, fees, or expenses.

Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).

Bloomberg Barclays U.S. Corporate High Yield Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch, and S&P is Ba1/BB +/BB + or below.

Dow Jones U.S. Large-Cap Total Stock Market IndexSM is a subset of the Dow Jones U.S. Total Stock Market IndexSM , which measures all U.S. equity securities with readily available prices. It includes stocks among the largest 750.

Dow Jones U.S. Large-Cap Value Total Stock Market IndexSM is a subset of the Dow Jones U.S. Large-Cap Total Stock Market IndexSM which in turn comprises the largest 750 constituents of the Dow Jones U.S. Total Stock Market IndexSM , which measures all U.S. equity securities with readily available prices.

Dow Jones U.S. Mid-Cap Total Stock Market IndexSM is a float-adjusted market capitalization weighted index that reflects the shares of securities of the mid-cap portion of the Dow Jones U.S. Total Stock Market Index actually available to investors in the marketplace. The Mid-Cap Index includes the components ranked 501-1000 by full market capitalization.

ICE BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market Index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a capitalization-weighted measure of stock markets in Europe, Australasia, and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance in the global emerging markets.

S&P 500® is a broad-based index, the performance of which is based on the performance of 500 widely held common stocks chosen for market size, liquidity, and industry group representation.

S&P 500 Value Index is a market-capitalization-weighted index developed by Standard and Poor’s consisting of those stocks within S&P 500 Index that exhibit strong value characteristics.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses, and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, other distributions, and exchange fees, and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2019 and ending September 30, 2019.

The following tables illustrate the Funds’ costs in two ways:

Table 1. Based on actual Fund return: This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fifth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return: This section is intended to help investors compare a fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about the Funds’ expenses, including annual expense ratios for periods up to five years (subject to the Fund’s inception date), can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(continued)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period[2]
Table 1. Based on actual Fund return[3]
Directional Allocation Fund
A-Class	1.41%	5.03%	$ 1,000.00	$ 1,050.30	$ 7.25
C-Class	2.11%	4.63%	1,000.00	1,046.30	10.82
P-Class	1.36%	5.07%	1,000.00	1,050.70	6.99
Institutional Class	1.11%	5.16%	1,000.00	1,051.60	5.71
RBP® Dividend Fund
A-Class	1.21%	4.79%	1,000.00	1,047.90	6.21
C-Class	1.96%	4.38%	1,000.00	1,043.80	10.04
P-Class	1.21%	4.79%	1,000.00	1,047.90	6.21
Institutional Class	0.96%	4.88%	1,000.00	1,048.80	4.93
RBP® Large-Cap Defensive Fund
A-Class	1.22%	9.40%	1,000.00	1,094.00	6.40
C-Class	1.97%	8.90%	1,000.00	1,089.00	10.32
P-Class	1.22%	9.40%	1,000.00	1,094.00	6.40
Institutional Class	0.97%	9.51%	1,000.00	1,095.10	5.09
RBP® Large-Cap Market Fund
A-Class	1.21%	4.90%	1,000.00	1,049.00	6.22
C-Class	1.96%	4.57%	1,000.00	1,045.70	10.05
P-Class	1.21%	4.93%	1,000.00	1,049.30	6.22
Institutional Class	0.96%	5.05%	1,000.00	1,050.50	4.93
RBP® Large-Cap Value Fund
A-Class	1.22%	4.05%	1,000.00	1,040.50	6.24
C-Class	1.97%	3.68%	1,000.00	1,036.80	10.06
P-Class	1.22%	3.92%	1,000.00	1,039.20	6.24
Institutional Class	0.97%	4.20%	1,000.00	1,042.00	4.97

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)(concluded)

	Expense Ratio[1]	Fund Return	Beginning Account Value March 31, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period[2]
Table 2. Based on hypothetical 5% return (before expenses)
Directional Allocation Fund
A-Class	1.41%	5.00%	$ 1,000.00	$ 1,018.00	$ 7.13
C-Class	2.11%	5.00%	1,000.00	1,014.49	10.66
P-Class	1.36%	5.00%	1,000.00	1,018.25	6.88
Institutional Class	1.11%	5.00%	1,000.00	1,019.50	5.62
RBP® Dividend Fund
A-Class	1.21%	5.00%	1,000.00	1,019.00	6.12
C-Class	1.96%	5.00%	1,000.00	1,015.24	9.90
P-Class	1.21%	5.00%	1,000.00	1,019.00	6.12
Institutional Class	0.96%	5.00%	1,000.00	1,020.26	4.86
RBP® Large-Cap Defensive Fund
A-Class	1.22%	5.00%	1,000.00	1,018.95	6.17
C-Class	1.97%	5.00%	1,000.00	1,015.19	9.95
P-Class	1.22%	5.00%	1,000.00	1,018.95	6.17
Institutional Class	0.97%	5.00%	1,000.00	1,020.21	4.91
RBP® Large-Cap Market Fund
A-Class	1.21%	5.00%	1,000.00	1,019.00	6.12
C-Class	1.96%	5.00%	1,000.00	1,015.24	9.90
P-Class	1.21%	5.00%	1,000.00	1,019.00	6.12
Institutional Class	0.96%	5.00%	1,000.00	1,020.26	4.86
RBP® Large-Cap Value Fund
A-Class	1.22%	5.00%	1,000.00	1,018.95	6.17
C-Class	1.97%	5.00%	1,000.00	1,015.19	9.95
P-Class	1.22%	5.00%	1,000.00	1,018.95	6.17
Institutional Class	0.97%	5.00%	1,000.00	1,020.21	4.91

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest, if any.
[2]

Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

[3]	Actual cumulative return at net asset value for the period March 31, 2019 to September 30, 2019.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2019

To Our Shareholders

Guggenheim Directional Allocation Fund (the “Fund”) is managed by a team of seasoned professionals led by Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. The following paragraphs discuss the Fund for the fiscal year ended September 30, 2019.

For the one-year period ended September 30, 2019, Guggenheim Directional Allocation Fund returned 1.13%1 compared with the 4.05% return of its benchmark, the Dow Jones U.S. Large-Cap Total Stock Market Index. In addition, the Guggenheim Directional Allocation IndexSM (the “Index”) returned 2.36%.

Strategy Overview

The Fund invests in U.S. large-capitalization companies believed to have a high Required Business Performance® (RBP® ) Probability. The Fund uses a passive investment strategy designed to track the total return performance (before fees and expenses) of the Index, which consists of common stocks of companies and units of beneficial ownership in real estate investment trusts from the Dow Jones U.S. Large-Cap Total Stock Market Index that were selected for inclusion in the Index by applying RBP® methodology.

The Index aims to allocate its holdings among the stocks in the three Guggenheim Directional Series Indexes—the Guggenheim RBP® Large-Cap Market IndexSM (with components that have betas close to one), the Guggenheim RBP® Large-Cap Aggressive IndexSM (with components that have betas higher than one), and the Guggenheim RBP® Large-Cap Defensive IndexSM (with components that have betas lower than one) and can allocate up to 100% to cash. The allocations are based on a moving average crossover system of analysis. The moving average crossover system used in the Index’s methodology uses three primary signals: economic condition, consumer sentiment, and market momentum.

RBP® methodology quantifies the probability of whether a stock can perform according to market expectations by measuring the likelihood that the company’s management can achieve the RBP® to support its current valuation or if investors’ systematic behavioral biases might have caused misalignment between the stock price and management’s ability to deliver. RBP® cannot guarantee nor does it predict profit, performance, or future stock prices.

Performance Review

The largest relative contribution to Fund performance for the period came from the Information Technology and Industrials sectors. The largest detractors relative to the benchmark were the Healthcare and Utilities sectors.

Ball Corp., Vantiv, Inc./Worldpay, and Xilinx Inc. were the largest individual contributors to return. The largest detractors from return were Abiomed, Inc. and Western Digital Corp.

Performance displayed represents past performance which is no guarantee of future results.

[1]

Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fund performance will lag that of the Directional Allocation Index due to fund expenses.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

DIRECTIONAL ALLOCATION FUND

OBJECTIVE: Seeks to provide investment results that, before fees and expenses, correspond generally to the performance of the Guggenheim Directional Allocation IndexSM (the “Directional Allocation Index” or “Index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	June 18, 2012
C-Class	June 18, 2012
P-Class**	June 18, 2012
Institutional Class	June 18, 2012

Ten Largest Holdings (% of Total Net Assets)
Credit Acceptance Corp.	1.3%
Alphabet, Inc. — Class C	1.2%
TransDigm Group, Inc.	1.2%
Delta Air Lines, Inc.	1.2%
Intuitive Surgical, Inc.	1.2%
Microsoft Corp.	1.2%
Albemarle Corp.	1.2%
Estee Lauder Companies, Inc. — Class A	1.2%
Allison Transmission Holdings, Inc.	1.1%
Facebook, Inc. — Class A	1.1%
Top Ten Total	11.9%

“Ten Largest Holdings” excludes any temporary cash investments.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2019

	1 Year	5 Year	Since Inception (06/18/12)
A-Class Shares	1.13%	8.13%	11.38%
A-Class Shares with sales charge‡	(3.68%)	6.86%	10.48%
C-Class Shares	0.38%	7.36%	10.62%
C-Class Shares with CDSC§	(0.50%)	7.36%	10.62%
P-Class Shares**	1.19%	8.19%	11.46%
Institutional Class Shares	1.39%	8.44%	11.72%
Guggenheim Directional Allocation IndexSM	2.36%	9.65%	13.05%
Dow Jones U.S. Large-Cap Total Stock Market Index	4.05%	10.72%	13.81%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Guggenheim Directional Allocation IndexSM and Dow Jones U.S. Large-Cap Total Stock Market Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The first graph is based on A-Class shares only. The second graph is based on Institutional shares only. Performance for C-Class shares and P-Class shares will vary due to differences in fee structure.

**	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
‡

Effective May 9, 2016, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Return since inception based on subscriptions made prior to May 9, 2016, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after May 9, 2016.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2019
DIRECTIONAL ALLOCATION FUND

	Shares	Value
COMMON STOCKS† - 98.7%

Consumer, Non-cyclical - 20.8%
Intuitive Surgical, Inc.*	12,582	$6,793,399
Estee Lauder Companies, Inc. — Class A	33,144	6,593,999
IQVIA Holdings, Inc.*	41,341	6,175,519
Vertex Pharmaceuticals, Inc.*	35,458	6,007,294
PayPal Holdings, Inc.*	56,321	5,834,292
Edwards Lifesciences Corp.*	26,359	5,796,608
Abbott Laboratories	68,822	5,758,337
Thermo Fisher Scientific, Inc.	19,286	5,617,433
Global Payments, Inc.	35,218	5,599,662
Molina Healthcare, Inc.*	46,603	5,113,281
Zoetis, Inc.	24,771	3,086,219
Teleflex, Inc.	9,049	3,074,398
Cintas Corp.	11,191	3,000,307
FleetCor Technologies, Inc.*	10,398	2,981,939
Monster Beverage Corp.*	51,095	2,966,576
IDEXX Laboratories, Inc.*	10,249	2,787,011
Merck & Company, Inc.	32,976	2,775,920
Syneos Health, Inc.*	50,636	2,694,341
Post Holdings, Inc.*	24,486	2,591,598
US Foods Holding Corp.*	62,864	2,583,710
PRA Health Sciences, Inc.*	25,999	2,579,881
ABIOMED, Inc.*	14,441	2,568,909
Bio-Rad Laboratories, Inc. — Class A*	7,709	2,565,093
Incyte Corp.*	34,192	2,538,072
Mondelez International, Inc. — Class A	45,683	2,527,184
Boston Scientific Corp.*	61,175	2,489,211
Regeneron Pharmaceuticals, Inc.*	8,883	2,464,144
UnitedHealth Group, Inc.	11,337	2,463,757
Constellation Brands, Inc. — Class A	11,799	2,445,697
Jazz Pharmaceuticals plc*	18,640	2,388,529
Colgate-Palmolive Co.	31,097	2,285,940
Alexion Pharmaceuticals, Inc.*	23,087	2,261,141
Total Consumer, Non-cyclical		117,409,401

Financial - 18.9%
Credit Acceptance Corp.*	15,390	7,099,561
Mastercard, Inc. — Class A	22,816	6,196,141
Citigroup, Inc.	87,334	6,033,033
Visa, Inc. — Class A	34,489	5,932,453
Bank of America Corp.	202,388	5,903,658
Ally Financial, Inc.	168,821	5,598,104
KeyCorp	313,424	5,591,484
CBRE Group, Inc. — Class A*	94,535	5,011,300
T. Rowe Price Group, Inc.	43,817	5,006,092
E*TRADE Financial Corp.	78,278	3,419,966
Aon plc	17,002	3,291,077
JPMorgan Chase & Co.	27,846	3,277,196
Progressive Corp.	41,478	3,204,176
Douglas Emmett, Inc. REIT	72,963	3,125,005
Prologis, Inc. REIT	35,569	3,031,190
Zions Bancorp North America	66,581	2,964,186
Intercontinental Exchange, Inc.	31,944	2,947,473
Alexandria Real Estate Equities, Inc. REIT	18,661	2,874,541
Fifth Third Bancorp	102,363	2,802,699
Principal Financial Group, Inc.	46,857	$2,677,409
Regions Financial Corp.	169,211	2,676,918
Athene Holding Ltd. — Class A*	63,301	2,662,440
American Financial Group, Inc.	23,847	2,571,899
Jones Lang LaSalle, Inc.	18,397	2,558,287
Voya Financial, Inc.	46,810	2,548,336
East West Bancorp, Inc.	56,528	2,503,625
Lincoln National Corp.	41,325	2,492,724
MetLife, Inc.	47,173	2,224,679
Total Financial		106,225,652

Consumer, Cyclical - 16.0%
Delta Air Lines, Inc.	118,036	6,798,874
Allison Transmission Holdings, Inc.	135,353	6,368,359
Burlington Stores, Inc.*	28,648	5,724,443
Lululemon Athletica, Inc.*	29,485	5,676,747
Live Nation Entertainment, Inc.*	82,394	5,466,018
Hilton Worldwide Holdings, Inc.	58,160	5,415,278
Royal Caribbean Cruises Ltd.	48,605	5,265,379
Tractor Supply Co.	44,983	4,068,263
Alaska Air Group, Inc.	48,495	3,147,810
CarMax, Inc.*	33,082	2,911,216
VF Corp.	32,641	2,904,723
LKQ Corp.*	92,349	2,904,376
TJX Companies, Inc.	48,733	2,716,377
Williams-Sonoma, Inc.	38,976	2,649,589
Tesla, Inc.*	10,758	2,591,279
PACCAR, Inc.	36,156	2,531,282
Dollar Tree, Inc.*	21,458	2,449,645
Copart, Inc.*	29,833	2,396,485
Aptiv plc	26,730	2,336,736
Darden Restaurants, Inc.	19,690	2,327,752
Marriott International, Inc. — Class A	18,588	2,311,790
Best Buy Company, Inc.	33,054	2,280,396
Costco Wholesale Corp.	7,830	2,255,901
Lennar Corp. — Class A	40,390	2,255,781
Norwegian Cruise Line Holdings Ltd.*	41,462	2,146,488
Lowe’s Companies, Inc.	18,464	2,030,301
Total Consumer, Cyclical		89,931,288

Technology - 13.1%
Microsoft Corp.	48,487	6,741,148
Cadence Design Systems, Inc.*	94,381	6,236,696
Intuit, Inc.	22,180	5,898,549
Dell Technologies, Inc. — Class C*	113,244	5,872,834
MSCI, Inc. — Class A	24,762	5,391,925
VMware, Inc. — Class A	34,305	5,147,808
Teradyne, Inc.	84,863	4,914,416
Analog Devices, Inc.	38,136	4,260,935
Broadcom, Inc.	15,053	4,155,682
Fiserv, Inc.*	30,257	3,134,323
EPAM Systems, Inc.*	16,217	2,956,683
Fortinet, Inc.*	37,151	2,851,711
KLA Corp.	16,669	2,657,872
Activision Blizzard, Inc.	46,629	2,467,607
Lam Research Corp.	10,481	2,422,264
Apple, Inc.	10,633	2,381,473

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

SCHEDULE OF INVESTMENTS (continued)	September 30, 2019
DIRECTIONAL ALLOCATION FUND

	Shares	Value
HP, Inc.	124,609	$2,357,602
Skyworks Solutions, Inc.	26,630	2,110,428
Qorvo, Inc.*	27,778	2,059,461
Total Technology		74,019,417

Industrial - 10.7%
TransDigm Group, Inc.	13,243	6,895,233
Keysight Technologies, Inc.*	63,381	6,163,802
Jabil, Inc.	167,863	6,004,460
Fortune Brands Home & Security, Inc.	88,345	4,832,471
HEICO Corp.	29,851	3,727,793
Ball Corp.	48,564	3,535,945
Old Dominion Freight Line, Inc.	19,446	3,305,237
Stanley Black & Decker, Inc.	22,135	3,196,515
United Technologies Corp.	23,107	3,154,567
United Parcel Service, Inc. — Class B	25,398	3,043,188
Lockheed Martin Corp.	7,734	3,016,724
Wabtec Corp.	39,501	2,838,542
Carlisle Companies, Inc.	18,694	2,720,725
FLIR Systems, Inc.	50,248	2,642,542
Agilent Technologies, Inc.	34,082	2,611,704
Eaton Corporation plc	31,352	2,606,919
Total Industrial		60,296,367

Communications - 9.3%
Alphabet, Inc. — Class C*	5,753	7,012,907
Facebook, Inc. — Class A*	35,076	6,246,334
CDW Corp.	49,186	6,061,683
IAC/InterActiveCorp*	25,151	5,482,163
GoDaddy, Inc. — Class A*	75,248	4,964,863
Walt Disney Co.	21,601	2,815,042
VeriSign, Inc.*	14,740	2,780,406
Motorola Solutions, Inc.	16,022	2,730,309
Comcast Corp. — Class A	56,972	2,568,298
AT&T, Inc.	64,727	2,449,270
eBay, Inc.	61,687	2,404,559
Cisco Systems, Inc.	48,319	2,387,442
Booking Holdings, Inc.*	1,175	2,306,067
Charter Communications, Inc. — Class A*	5,566	2,293,860
Total Communications		52,503,203

Energy - 5.3%
Diamondback Energy, Inc.	64,531	$5,801,982
EOG Resources, Inc.	69,454	5,154,876
ConocoPhillips	89,650	5,108,257
Marathon Petroleum Corp.	46,756	2,840,427
Baker Hughes a GE Co.	118,790	2,755,928
Kinder Morgan, Inc.	129,361	2,666,130
TechnipFMC plc	109,428	2,641,592
ONEOK, Inc.	35,217	2,595,141
Total Energy		29,564,333

Basic Materials - 3.4%
Albemarle Corp.	95,308	6,625,812
Sherwin-Williams Co.	6,366	3,500,472
FMC Corp.	35,595	3,120,970
LyondellBasell Industries N.V. — Class A	33,537	3,000,555
CF Industries Holdings, Inc.	57,038	2,806,270
Total Basic Materials		19,054,079

Utilities - 1.2%
AES Corp.	141,157	2,306,506
Edison International	29,815	2,248,647
Vistra Energy Corp.	80,458	2,150,642
Total Utilities		6,705,795

Total Common Stocks
(Cost $538,560,079)		555,709,535

EXCHANGE-TRADED FUNDS† - 1.0%
SPDR S&P 500 ETF Trust	10,141	3,009,545
Vanguard S&P 500 ETF	10,984	2,994,238
Total Exchange-Traded Funds
(Cost $6,043,745)		6,003,783

Total Investments - 99.7%
(Cost $544,603,824)		$561,713,318
Other Assets & Liabilities, net - 0.3%		1,437,234
Total Net Assets - 100.0%		$563,150,552

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2019
DIRECTIONAL ALLOCATION FUND

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$555,709,535	$—	$—	$555,709,535
Exchange-Traded Funds	6,003,783	—	—	6,003,783
Total Assets	$561,713,318	$—	$—	$561,713,318

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

DIRECTIONAL ALLOCATION FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

Assets:
Investments, at value (cost $544,603,824)	$561,713,318
Cash	1,777,184
Prepaid expenses	52,330
Receivables:
Securities sold	732,111
Dividends	342,975
Fund shares sold	70,288
Total assets	564,688,206

Liabilities:
Payable for:
Fund shares redeemed	828,360
Management fees	414,369
Distribution and service fees	164,390
Fund accounting/administration fees	35,035
Transfer agent/maintenance fees	23,172
Professional fees	21,041
Trustees’ fees*	4,182
Due to Investment Adviser	2,005
Miscellaneous	45,100
Total liabilities	1,537,654
Net assets	$563,150,552

Net assets consist of:
Paid in capital	$477,359,537
Total distributable earnings (loss)	85,791,015
Net assets	$563,150,552

A-Class:
Net assets	$104,877,426
Capital shares outstanding	6,356,878
Net asset value per share	$16.50
Maximum offering price per share (Net asset value divided by 95.25%)	$17.32

C-Class:
Net assets	$176,993,802
Capital shares outstanding	11,350,903
Net asset value per share	$15.59

P-Class:
Net assets	$15,056,104
Capital shares outstanding	907,647
Net asset value per share	$16.59

Institutional Class:
Net assets	$266,223,220
Capital shares outstanding	15,720,490
Net asset value per share	$16.93

STATEMENT OF OPERATIONS
Year Ended September 30, 2019

Investment Income:
Dividends (net of foreign withholding tax of $25)	$9,480,118
Total investment income	9,480,118

Expenses:
Management fees	5,682,468
Distribution and service fees:
A-Class	284,283
C-Class	1,981,905
P-Class	39,685
Transfer agent/maintenance fees:
A-Class	21,657
C-Class	65,258
P-Class	8,885
Institutional Class	91,825
Fund accounting/administration fees	478,528
Professional fees	145,024
Registration fees	67,607
Line of credit fees	44,433
Trustees’ fees*	32,829
Custodian fees	26,348
Miscellaneous	60,140
Recoupment of previously waived fees:
A-Class	6,313
C-Class	13,052
P-Class	221
Institutional Class	14,131
Total expenses	9,064,592
Less:
Expenses reimbursed by Adviser:
A-Class	(3,798)
C-Class	(35,200)
P-Class	(5,591)
Institutional Class	(43,368)
Expenses waived by Adviser	(18,709)
Earnings credits applied	(26,348)
Total waived/reimbursed expenses	(133,014)
Net expenses	8,931,578
Net investment income	548,540

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	74,634,450
Net realized gain	74,634,450
Net change in unrealized appreciation (depreciation) on:
Investments	(81,138,910)
Net change in unrealized appreciation (depreciation)	(81,138,910)
Net realized and unrealized loss	(6,504,460)
Net decrease in net assets resulting from operations	$(5,955,920)

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIRECTIONAL ALLOCATION FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$548,540	$(2,554,938)
Net realized gain on investments	74,634,450	102,002,872
Net change in unrealized appreciation (depreciation) on investments	(81,138,910)	12,807,358
Net increase (decrease) in net assets resulting from operations	(5,955,920)	112,255,292

Distributions to shareholders:
A-Class	(12,375,098)	—
C-Class	(25,936,550)	—
P-Class	(2,060,283)	—
Institutional Class	(35,707,293)	—
Total distributions to shareholders	(76,079,224)	—

Capital share transactions:
Proceeds from sale of shares
A-Class	20,919,673	15,233,321
C-Class	7,606,306	8,798,060
P-Class	1,569,393	4,242,184
Institutional Class	52,716,631	86,201,622
Distributions reinvested
A-Class	11,099,561	—
C-Class	22,755,169	—
P-Class	2,041,440	—
Institutional Class	31,151,632	—
Cost of shares redeemed
A-Class	(31,952,589)	(49,667,944)
C-Class	(64,204,719)	(46,593,561)
P-Class	(6,953,287)	(22,604,663)
Institutional Class	(125,180,920)	(68,131,762)
Net decrease from capital share transactions	(78,431,710)	(72,522,743)
Net increase (decrease) in net assets	(160,466,854)	39,732,549

Net assets:
Beginning of year	723,617,406	683,884,857
End of year	$563,150,552	$723,617,406

Capital share activity:
Shares sold
A-Class	1,314,547	866,630
C-Class	526,375	524,246
P-Class	94,647	245,208
Institutional Class	3,229,388	4,787,746
Shares issued from reinvestment of distributions
A-Class	774,568	—
C-Class	1,670,717	—
P-Class	141,767	—
Institutional Class	2,122,044	—
Shares redeemed
A-Class	(2,067,125)	(2,843,204)
C-Class	(4,294,748)	(2,792,327)
P-Class	(447,520)	(1,260,175)
Institutional Class	(7,835,771)	(3,833,995)
Net decrease in shares	(4,771,111)	(4,305,871)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

DIRECTIONAL ALLOCATION FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$18.59	$15.83	$13.16	$11.61	$14.22
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	(.03)	(.04)	(.01)	(.02)
Net gain (loss) on investments (realized and unrealized)	(.12)	2.79	2.71	1.56	(1.17)
Total from investment operations	(.09)	2.76	2.67	1.55	(1.19)
Less distributions from:
Net realized gains	(2.00)	—	—	—	(1.42)
Total distributions	(2.00)	—	—	—	(1.42)
Net asset value, end of period	$16.50	$18.59	$15.83	$13.16	$11.61

Total Return[b]	1.13%	17.44%	20.29%	13.35%	(8.71%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$104,877	$117,786	$131,554	$144,968	$246,227
Ratios to average net assets:
Net investment income (loss)	0.18%	(0.20%)	(0.27%)	(0.08%)	(0.16%)
Total expenses[c]	1.40%	1.35%	1.42%	1.50%	1.43%
Net expenses[d,e,f]	1.39%	1.34%	1.42%	1.50%	1.43%
Portfolio turnover rate	203%	92%	89%	227%	208%

C-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$17.81	$15.29	$12.80	$11.36	$14.04
Income (loss) from investment operations:
Net investment income (loss)[a]	(.08)	(.16)	(.13)	(.08)	(.11)
Net gain (loss) on investments (realized and unrealized)	(.14)	2.68	2.62	1.52	(1.15)
Total from investment operations	(.22)	2.52	2.49	1.44	(1.26)
Less distributions from:
Net realized gains	(2.00)	—	—	—	(1.42)
Total distributions	(2.00)	—	—	—	(1.42)
Net asset value, end of period	$15.59	$17.81	$15.29	$12.80	$11.36

Total Return[b]	0.38%	16.48%	19.45%	12.68%	(9.37%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$176,994	$239,516	$240,268	$266,485	$376,154
Ratios to average net assets:
Net investment income (loss)	(0.53%)	(0.96%)	(0.95%)	(0.69%)	(0.85%)
Total expenses[c]	2.13%	2.11%	2.15%	2.16%	2.10%
Net expenses[d,e,f]	2.11%	2.11%	2.11%	2.11%	2.10%
Portfolio turnover rate	203%	92%	89%	227%	208%

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

DIRECTIONAL ALLOCATION FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class*	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$18.67	$15.90	$13.22	$11.65	$14.25
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	(.04)	(.03)	.01	(.01)
Net gain (loss) on investments (realized and unrealized)	(.12)	2.81	2.71	1.56	(1.17)
Total from investment operations	(.08)	2.77	2.68	1.57	(1.18)
Less distributions from:
Net realized gains	(2.00)	—	—	—	(1.42)
Total distributions	(2.00)	—	—	—	(1.42)
Net asset value, end of period	$16.59	$18.67	$15.90	$13.22	$11.65

Total Return	1.19%	17.42%	20.27%	13.48%	(8.61%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$15,056	$20,892	$33,936	$32,720	$54,147
Ratios to average net assets:
Net investment income (loss)	0.24%	(0.22%)	(0.20%)	0.06%	(0.10%)
Total expenses[c]	1.40%	1.37%	1.40%	1.41%	1.35%
Net expenses[d,e,f]	1.36%	1.36%	1.36%	1.36%	1.35%
Portfolio turnover rate	203%	92%	89%	227%	208%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

DIRECTIONAL ALLOCATION FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$18.97	$16.12	$13.37	$11.75	$14.33
Income (loss) from investment operations:
Net investment income (loss)[a]	.08	.01	.01	.04	.02
Net gain (loss) on investments (realized and unrealized)	(.12)	2.84	2.74	1.58	(1.18)
Total from investment operations	(.04)	2.85	2.75	1.62	(1.16)
Less distributions from:
Net realized gains	(2.00)	—	—	—	(1.42)
Total distributions	(2.00)	—	—	—	(1.42)
Net asset value, end of period	$16.93	$18.97	$16.12	$13.37	$11.75

Total Return	1.39%	17.68%	20.66%	13.70%	(8.40%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$266,223	$345,423	$278,127	$244,201	$503,270
Ratios to average net assets:
Net investment income (loss)	0.48%	0.04%	0.06%	0.32%	0.15%
Total expenses[c]	1.13%	1.12%	1.15%	1.16%	1.10%
Net expenses[d,e,f]	1.11%	1.11%	1.11%	1.11%	1.10%
Portfolio turnover rate	203%	92%	89%	227%	208%

*	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/19	09/30/18	09/30/17
A-Class	0.01%	—	—
C-Class	0.01%	0.02%	0.01%
P-Class	0.00%[g]	0.01%	0.02%
Institutional Class	0.01%	0.02%	0.01%

[g]	Less than 0.01%.

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the year would be:

	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	1.39%	1.34%	1.41%	1.49%
C-Class	2.10%	2.10%	2.10%	2.10%
P-Class	1.35%	1.35%	1.35%	1.35%
Institutional Class	1.10%	1.10%	1.10%	1.10%

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2019

To Our Shareholders

Guggenheim RBP® Dividend Fund (the “Fund”) is managed by a team of seasoned professionals led by Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. The following paragraphs discuss the Fund for the fiscal year ended September 30, 2019.

For the one-year period ended September 30, 2019, Guggenheim RBP® Dividend Fund returned 3.41%1, compared with the 4.05% return of its benchmark, the Dow Jones U.S. Large-Cap Total Stock Market Index. In addition, the Guggenheim RBP® Dividend IndexSM (the “Index”) returned 4.71%.

Strategy Overview

The Fund invests in U.S. large- and mid-capitalization companies believed to have a high dividend yield and high Required Business Performance® (“RBP® ”) Probability, while avoiding companies believed to have the most behavioral risk. The Fund uses a passive management strategy designed to track the total return performance (before fees and expenses) of the Index, which consists of 100 common stocks of companies and units of beneficial ownership in real estate investment trusts (“REITs”) from the Dow Jones U.S. Large-Cap Total Stock Market IndexSM and the Dow Jones U.S. Mid-Cap Total Stock Market IndexSM screened for high RBP® Probability by applying RBP® Methodology, and that were selected for inclusion in the Index by using steady and solid dividend yield.

The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. The Fund also may invest up to 20% of its net assets in common stocks and REITS not included in the Index, but which the Investment Manager believes will help the Fund track the Index, as well as in exchange-traded funds, futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents.

RBP® methodology quantifies the probability of whether a stock can perform according to market expectations by measuring the likelihood that the company’s management can achieve the RBP® to support its current valuation or if investors’ systematic behavioral biases might have caused misalignment between the stock price and management’s ability to deliver. RBP® cannot guarantee nor does it predict profit, performance, or future stock prices.

Performance Review

The largest relative contribution to Fund performance for the period came from the Consumer Dictionary and Energy sectors. The largest detractors relative to the benchmark were the Financials and Health Care sectors.

Southern Co., Gaming and Leisure Properties, and Proctor & Gamble were the largest individual contributors to return. The largest detractors from return were Senior Housing Properties Trust, Occidental Petroleum, and The Kraft Heinz Co.

Performance displayed represents past performance which is no guarantee of future results.

[1]

Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fund performance will lag that of the RBP Index due to fund expenses.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

RBP® DIVIDEND FUND

OBJECTIVE: Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Guggenheim RBP® Dividend IndexSM (the “Dividend Index” or “Index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	April 18, 2011
C-Class	April 18, 2011
P-Class**	April 18, 2011
Institutional Class	February 10, 2011

Ten Largest Holdings (% of Total Net Assets)
Iron Mountain, Inc.	2.1%
AbbVie, Inc.	2.1%
Occidental Petroleum Corp.	2.1%
Altria Group, Inc.	2.0%
Gaming and Leisure Properties, Inc.	2.0%
Philip Morris International, Inc.	1.9%
LyondellBasell Industries N.V. — Class A	1.7%
PPL Corp.	1.7%
AT&T, Inc.	1.7%
International Paper Co.	1.5%
Top Ten Total	18.8%

“Ten Largest Holdings” excludes any temporary cash investments.

20 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2019

	1 Year	5 Year	Since Inception (04/18/11)
A-Class Shares	3.41%	8.62%	10.18%
A-Class Shares with sales charge‡	(1.53%)	7.34%	9.41%
C-Class Shares	2.66%	7.86%	9.46%
C-Class Shares with CDSC§	1.70%	7.86%	9.46%
P-Class Shares**	3.43%	8.67%	10.29%
Guggenheim RBP Dividend IndexSM	4.71%	10.25%	11.96%
Dow Jones U.S. Large-Cap Total Stock Market Index	4.05%	10.72%	12.45%

			Since Inception (02/10/11)
Institutional Class Shares	3.66%	8.96%	10.59%
Guggenheim RBP Dividend IndexSM	4.71%	10.25%	11.99%
Dow Jones U.S. Large-Cap Total Stock Market Index	4.05%	10.72%	12.07%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones U.S. Large-Cap Total Stock Market Index and Guggenheim RBP Dividend IndexSM are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The first graph is based on A-Class shares only. The second graph is based on Institutional shares only. Performance for C-Class shares and P-Class shares will vary due to differences in fee structure.

**	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
‡

Effective May 9, 2016, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Return since inception based on subscriptions made prior to May 9, 2016, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after May 9, 2016.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 21

SCHEDULE OF INVESTMENTS	September 30, 2019
RBP® DIVIDEND FUND

	Shares	Value
COMMON STOCKS† - 95.9%

Financial - 24.9%
Iron Mountain, Inc. REIT	13,970	$452,489
Gaming and Leisure Properties, Inc. REIT	11,301	432,150
Prudential Financial, Inc.	3,654	328,678
People’s United Financial, Inc.	19,676	307,634
Huntington Bancshares, Inc.	20,182	287,997
KeyCorp	16,036	286,082
Principal Financial Group, Inc.	4,666	266,615
First Hawaiian, Inc.	9,603	256,400
BB&T Corp.	4,696	250,626
MetLife, Inc.	5,287	249,335
Citizens Financial Group, Inc.	6,749	238,712
PNC Financial Services Group, Inc.	1,683	235,889
Fifth Third Bancorp	8,517	233,195
First Horizon National Corp.	14,133	228,955
JPMorgan Chase & Co.	1,711	201,368
Morgan Stanley	4,701	200,592
Ameriprise Financial, Inc.	1,275	187,552
U.S. Bancorp	3,216	177,973
First American Financial Corp.	2,920	172,309
Synchrony Financial	4,942	168,473
Popular, Inc.	2,554	138,120
Visa, Inc. — Class A	192	33,026
Mastercard, Inc. — Class A	105	28,515
Total Financial		5,362,685

Consumer, Non-cyclical - 21.5%
AbbVie, Inc.	5,929	448,944
Altria Group, Inc.	10,754	439,839
Philip Morris International, Inc.	5,278	400,758
General Mills, Inc.	4,209	232,000
Kellogg Co.	3,563	229,279
Bristol-Myers Squibb Co.	4,193	212,627
Flowers Foods, Inc.	8,835	204,354
Kimberly-Clark Corp.	1,334	189,495
Johnson & Johnson	1,358	175,698
Amgen, Inc.	906	175,320
PepsiCo, Inc.	1,232	168,907
Kroger Co.	6,304	162,517
Merck & Company, Inc.	1,851	155,817
Procter & Gamble Co.	1,226	152,490
Robert Half International, Inc.	2,529	140,764
Eli Lilly & Co.	1,225	136,992
Sysco Corp.	1,643	130,454
Quest Diagnostics, Inc.	1,206	129,078
Medtronic plc	1,119	121,546
Automatic Data Processing, Inc.	709	114,447
Perrigo Company plc	1,989	111,165
UnitedHealth Group, Inc.	483	104,966
Abbott Laboratories	1,089	91,116
Booz Allen Hamilton Holding Corp.	1,061	75,352
HCA Healthcare, Inc.	614	73,938
Zoetis, Inc.	258	32,144
Thermo Fisher Scientific, Inc.	77	22,428
Total Consumer, Non-cyclical		4,632,435

Industrial - 9.6%
Westrock Co.	8,905	$324,587
Cummins, Inc.	1,313	213,586
Emerson Electric Co.	3,113	208,135
Eaton Corporation plc	2,485	206,628
Caterpillar, Inc.	1,599	201,970
United Parcel Service, Inc. — Class B	1,611	193,030
Packaging Corporation of America	1,795	190,450
Hubbell, Inc.	1,213	159,388
Johnson Controls International plc	3,393	148,919
National Instruments Corp.	3,449	144,823
Agilent Technologies, Inc.	827	63,373
Total Industrial		2,054,889

Energy - 9.1%
Occidental Petroleum Corp.	10,044	446,657
Kinder Morgan, Inc.	15,374	316,858
Valero Energy Corp.	3,695	314,962
ONEOK, Inc.	4,226	311,414
Exxon Mobil Corp.	4,405	311,037
Chevron Corp.	2,136	253,329
Total Energy		1,954,257

Technology - 7.6%
NetApp, Inc.	4,560	239,445
Broadcom, Inc.	830	229,138
HP, Inc.	11,203	211,961
QUALCOMM, Inc.	2,498	190,548
Intel Corp.	3,072	158,300
Lam Research Corp.	558	128,960
KLA Corp.	803	128,038
Broadridge Financial Solutions, Inc.	816	101,535
Microsoft Corp.	600	83,418
Jack Henry & Associates, Inc.	498	72,693
Genpact Ltd.	1,284	49,755
Intuit, Inc.	169	44,944
Total Technology		1,638,735

Consumer, Cyclical - 7.3%
Autoliv, Inc.	2,963	233,721
Wynn Resorts Ltd.	2,109	229,290
Fastenal Co.	5,345	174,621
Royal Caribbean Cruises Ltd.	1,611	174,520
Delta Air Lines, Inc.	2,913	167,789
Darden Restaurants, Inc.	1,400	165,508
Hasbro, Inc.	1,279	151,805
Target Corp.	1,373	146,787
Walmart, Inc.	963	114,289
Total Consumer, Cyclical		1,558,330

Utilities - 6.7%
PPL Corp.	11,443	360,340
Dominion Energy, Inc.	3,757	304,467
Southern Co.	4,400	271,788
Duke Energy Corp.	2,702	259,014
AES Corp.	14,444	236,015
Total Utilities		1,431,624

22 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2019
RBP® DIVIDEND FUND

	Shares	Value
Communications - 5.9%
AT&T, Inc.	9,416	$356,302
Interpublic Group of Companies, Inc.	14,024	302,357
Verizon Communications, Inc.	4,462	269,326
Cisco Systems, Inc.	3,639	179,803
Corning, Inc.	5,961	170,008
Total Communications		1,277,796

Basic Materials - 3.3%
LyondellBasell Industries N.V. — Class A	4,144	370,764
International Paper Co.	7,961	332,929
Total Basic Materials		703,693

Total Common Stocks
(Cost $19,542,528)		20,614,444

EXCHANGE-TRADED FUNDS† - 2.0%
iShares Select Dividend ETF	2,213	$225,615
Vanguard Dividend Appreciation ETF	1,772	211,896
Total Exchange-Traded Funds
(Cost $438,755)		437,511

Total Investments - 97.9%
(Cost $19,981,283)		$21,051,955
Other Assets & Liabilities, net - 2.1%		453,780
Total Net Assets - 100.0%		$21,505,735

†	Value determined based on Level 1 inputs — See Note 4.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$20,614,444	$—	$—	$20,614,444
Exchange-Traded Funds	437,511	—	—	437,511
Total Assets	$21,051,955	$—	$—	$21,051,955

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 23

RBP® DIVIDEND FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

Assets:
Investments, at value (cost $19,981,283)	$21,051,955
Cash	139,290
Prepaid expenses	34,109
Receivables:
Fund shares sold	352,064
Dividends	42,239
Investment Adviser	3,128
Total assets	21,622,785

Liabilities:
Payable for:
Securities purchased	73,367
Professional fees	21,363
Distribution and service fees	7,317
Transfer agent/maintenance fees	4,532
Fund shares redeemed	1,785
Trustees’ fees*	1,206
Miscellaneous	7,480
Total liabilities	117,050
Net assets	$21,505,735

Net assets consist of:
Paid in capital	$20,123,742
Total distributable earnings (loss)	1,381,993
Net assets	$21,505,735

A-Class:
Net assets	$5,860,437
Capital shares outstanding	488,405
Net asset value per share	$12.00
Maximum offering price per share (Net asset value divided by 95.25%)	$12.60

C-Class:
Net assets	$5,222,663
Capital shares outstanding	433,160
Net asset value per share	$12.06

P-Class:
Net assets	$1,443,667
Capital shares outstanding	118,987
Net asset value per share	$12.13

Institutional Class:
Net assets	$8,978,968
Capital shares outstanding	767,329
Net asset value per share	$11.70

STATEMENT OF OPERATIONS
Year Ended September 30, 2019

Investment Income:
Dividends (net of foreign withholding tax of $330)	$775,974
Total investment income	775,974

Expenses:
Management fees	157,118
Distribution and service fees:
A-Class	18,113
C-Class	52,575
P-Class	4,043
Transfer agent/maintenance fees:
A-Class	6,159
C-Class	6,683
P-Class	4,821
Institutional Class	9,423
Registration fees	53,645
Professional fees	32,780
Fund accounting/administration fees	24,999
Trustees’ fees*	17,555
Custodian fees	8,565
Line of credit fees	1,131
Miscellaneous	20,658
Total expenses	418,268
Less:
Expenses reimbursed by Adviser:
A-Class	(13,321)
C-Class	(9,554)
P-Class	(5,708)
Institutional Class	(13,379)
Expenses waived by Adviser	(103,238)
Earnings credits applied	(2,418)
Total waived/reimbursed expenses	(147,618)
Net expenses	270,650
Net investment income	505,324

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	421,597
Net realized gain	421,597
Net change in unrealized appreciation (depreciation) on:
Investments	120,657
Net change in unrealized appreciation (depreciation)	120,657
Net realized and unrealized gain	542,254
Net increase in net assets resulting from operations	$1,047,578

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

24 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® DIVIDEND FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$505,324	$296,579
Net realized gain on investments	421,597	1,381,322
Net change in unrealized appreciation (depreciation) on investments	120,657	579,790
Net increase in net assets resulting from operations	1,047,578	2,257,691

Distributions to shareholders:
A-Class	(404,182)	(816,755)
C-Class	(344,997)	(817,811)
P-Class	(114,501)	(297,541)
Institutional Class	(552,051)	(647,815)
Total distributions to shareholders	(1,415,731)	(2,579,922)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,555,804	491,006
C-Class	567,209	409,512
P-Class	839,785	466,059
Institutional Class	8,338,659	1,495,193
Distributions reinvested
A-Class	390,134	785,954
C-Class	336,554	793,785
P-Class	112,998	295,573
Institutional Class	338,033	252,769
Cost of shares redeemed
A-Class	(1,703,765)	(1,232,586)
C-Class	(1,366,937)	(1,381,496)
P-Class	(1,292,363)	(1,108,954)
Institutional Class	(5,025,806)	(776,007)
Net increase from capital share transactions	3,090,305	490,808
Net increase in net assets	2,722,152	168,577

Net assets:
Beginning of year	18,783,583	18,615,006
End of year	$21,505,735	$18,783,583

Capital share activity:
Shares sold
A-Class	139,595	39,782
C-Class	49,123	32,750
P-Class	74,914	36,738
Institutional Class	756,542	121,447
Shares issued from reinvestment of distributions
A-Class	35,016	65,600
C-Class	30,184	66,383
P-Class	10,021	24,441
Institutional Class	30,853	21,584
Shares redeemed
A-Class	(146,500)	(99,339)
C-Class	(123,104)	(111,400)
P-Class	(110,266)	(88,974)
Institutional Class	(443,860)	(64,222)
Net increase in shares	302,518	44,790

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

RBP® DIVIDEND FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$12.55	$12.82	$11.55	$10.21	$12.23
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	.23	.15	.17	.20
Net gain (loss) on investments (realized and unrealized)	.05	1.37	1.52	1.35	(.42)
Total from investment operations	.34	1.60	1.67	1.52	(.22)
Less distributions from:
Net investment income	(.32)	(.34)	(.18)	(.18)	(.21)
Net realized gains	(.57)	(1.53)	(.22)	—	(1.59)
Total distributions	(.89)	(1.87)	(.40)	(.18)	(1.80)
Net asset value, end of period	$12.00	$12.55	$12.82	$11.55	$10.21

Total Return[b]	3.41%	13.40%	14.87%	14.88%	(2.28%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,860	$5,775	$5,822	$6,540	$5,313
Ratios to average net assets:
Net investment income (loss)	2.49%	1.84%	1.26%	1.50%	1.76%
Total expenses[c]	1.95%	2.08%	1.84%	2.20%	1.88%
Net expenses[d,e,f]	1.22%	1.21%	1.22%	1.39%	1.51%
Portfolio turnover rate	110%	97%	251%	226%	181%

C-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$12.53	$12.74	$11.48	$10.16	$12.18
Income (loss) from investment operations:
Net investment income (loss)[a]	.20	.14	.06	.09	.13
Net gain (loss) on investments (realized and unrealized)	.07	1.35	1.51	1.35	(.42)
Total from investment operations	.27	1.49	1.57	1.44	(.29)
Less distributions from:
Net investment income	(.17)	(.17)	(.09)	(.12)	(.14)
Net realized gains	(.57)	(1.53)	(.22)	—	(1.59)
Total distributions	(.74)	(1.70)	(.31)	(.12)	(1.73)
Net asset value, end of period	$12.06	$12.53	$12.74	$11.48	$10.16

Total Return[b]	2.66%	12.49%	13.96%	14.28%	(2.93%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,223	$5,976	$6,231	$6,453	$8,245
Ratios to average net assets:
Net investment income (loss)	1.75%	1.10%	0.51%	0.81%	1.18%
Total expenses[c]	2.64%	2.77%	2.54%	2.84%	2.54%
Net expenses[d,e,f]	1.97%	1.96%	1.97%	2.06%	2.11%
Portfolio turnover rate	110%	97%	251%	226%	181%

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® DIVIDEND FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class*	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$12.67	$12.88	$11.61	$10.28	$12.31
Income (loss) from investment operations:
Net investment income (loss)[a]	.29	.23	.16	.17	.22
Net gain (loss) on investments (realized and unrealized)	.06	1.37	1.52	1.37	(.43)
Total from investment operations	.35	1.60	1.68	1.54	(.21)
Less distributions from:
Net investment income	(.32)	(.28)	(.19)	(.21)	(.23)
Net realized gains	(.57)	(1.53)	(.22)	—	(1.59)
Total distributions	(.89)	(1.81)	(.41)	(.21)	(1.82)
Net asset value, end of period	$12.13	$12.67	$12.88	$11.61	$10.28

Total Return	3.43%	13.35%	14.81%	15.11%	(2.20%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,444	$1,829	$2,217	$1,263	$1,686
Ratios to average net assets:
Net investment income (loss)	2.50%	1.84%	1.28%	1.57%	1.91%
Total expenses[c]	2.06%	2.04%	1.76%	2.09%	1.79%
Net expenses[d,e,f]	1.22%	1.21%	1.22%	1.32%	1.36%
Portfolio turnover rate	110%	97%	251%	226%	181%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

RBP® DIVIDEND FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$12.28	$12.59	$11.38	$10.07	$12.09
Income (loss) from investment operations:
Net investment income (loss)[a]	.31	.25	.18	.19	.24
Net gain (loss) on investments (realized and unrealized)	.05	1.35	1.49	1.35	(.42)
Total from investment operations	.36	1.60	1.67	1.54	(.18)
Less distributions from:
Net investment income	(.37)	(.38)	(.24)	(.23)	(.25)
Net realized gains	(.57)	(1.53)	(.22)	—	(1.59)
Total distributions	(.94)	(1.91)	(.46)	(.23)	(1.84)
Net asset value, end of period	$11.70	$12.28	$12.59	$11.38	$10.07

Total Return	3.66%	13.71%	15.04%	15.48%	(1.93%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$8,979	$5,203	$4,344	$5,954	$12,123
Ratios to average net assets:
Net investment income (loss)	2.76%	2.08%	1.51%	1.79%	2.15%
Total expenses[c]	1.62%	1.78%	1.54%	1.86%	1.54%
Net expenses[d,e,f]	0.97%	0.96%	0.97%	1.07%	1.11%
Portfolio turnover rate	110%	97%	251%	226%	181%

*	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of net expenses to average net assets attributable to recoupments of prior fee reductions or expense reimbursement for the years presented was as follows:

	09/30/19	09/30/18	09/30/17
A-Class	—	—	0.23%
C-Class	—	—	0.19%
P-Class	—	—	0.22%
Institutional Class	—	—	0.19%

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the years presented would be:

	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	1.21%	1.20%	1.20%	1.37%
C-Class	1.96%	1.95%	1.95%	2.05%
P-Class	1.21%	1.20%	1.20%	1.30%
Institutional Class	0.96%	0.95%	0.95%	1.05%

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2019

To Our Shareholders

Guggenheim RBP® Large-Cap Defensive Fund (the “Fund”) is managed by a team of seasoned professionals led by Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. The following paragraphs discuss the Fund for the fiscal year ended September 30, 2019.

For the one-year period ended September 30, 2019, Guggenheim RBP® Large-Cap Defensive Fund returned 8.35%1, compared with the 4.05% return of its benchmark, the Dow Jones U.S. Large-Cap Total Stock Market Index. In addition, the Guggenheim RBP® Large-Cap Defensive IndexSM (the “Index”), returned 9.66%.

Strategy Overview

The Fund invests in U.S. large-capitalization companies believed to have a high Required Business Performance® (“RBP® ”) Probability, while avoiding companies believed to have the most behavioral risk. The Fund uses a passive management strategy designed to track the total return performance (before fees and expenses) of the Index, which consists of 100 common stocks of companies and units of beneficial ownership in real estate investment trusts (“REITs”) from the Dow Jones U.S. Large-Cap Total Stock Market IndexSM with beta factors of less than 1.0 that were selected for inclusion in the Index by applying RBP® methodology.

The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. The Fund also may invest up to 20% of its net assets in common stocks and REITS not included in the Index, but which the Investment Manager believes will help the Fund track the Index, as well as in exchange-traded funds, futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents.

RBP® methodology quantifies the probability of whether a stock can perform according to market expectations by measuring the likelihood that the company’s management can achieve the RBP® to support its current valuation or if investors’ systematic behavioral biases might have caused misalignment between the stock price and management’s ability to deliver. RBP® cannot guarantee nor does it predict profit, performance, or future stock prices.

Performance Review

The largest relative contribution to Fund performance for the period came from the Consumer Discretionary and Financials sectors. The largest detractors relative to the benchmark were the Communication Services and Consumer Staples sectors.

Ball Corp., Northrup Grumman Corp. and Starbucks Corp. were the largest individual contributors to return. The largest detractors from return were Antero Resources Corp., Commscope Holdings Co., Inc., and Zayo Group Holdings.

Performance displayed represents past performance which is no guarantee of future results.

[1]

Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fund performance will lag that of the RBP Index due to fund expenses.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

RBP® LARGE-CAP DEFENSIVE FUND

OBJECTIVE: Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Guggenheim RBP® Large-Cap Defensive IndexSM (the “Defensive Index” or “Index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	April 27, 2010
C-Class	April 18, 2011
P-Class**	April 27, 2010
Institutional Class	February 15, 2011

Ten Largest Holdings (% of Total Net Assets)
Vanguard S&P 500 ETF	1.3%
Ball Corp.	1.3%
Sherwin-Williams Co.	1.3%
Allegion plc	1.2%
SPDR S&P 500 ETF Trust	1.2%
JPMorgan Chase & Co.	1.2%
Equity LifeStyle Properties, Inc.	1.2%
Progressive Corp.	1.2%
Zoetis, Inc.	1.1%
Alaska Air Group, Inc.	1.1%
Top Ten Total	12.1%

“Ten Largest Holdings” excludes any temporary cash investments.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2019

Cumulative Fund Growth*

Average Annual Returns*

Periods Ended September 30, 2019

	1 Year	5 Year	Since Inception (04/27/10)
A-Class Shares	8.35%	10.24%	11.21%
A-Class Shares with sales charge‡	3.22%	8.95%	10.51%
P-Class Shares**	8.26%	10.29%	11.31%
Guggenheim RBP Large-Cap Defensive IndexSM	9.66%	11.79%	12.87%
Dow Jones U.S. Large-Cap Total Stock Market Index	4.05%	10.72%	12.57%

			Since Inception (04/18/11)
C-Class Shares	7.44%	9.45%	10.54%
C-Class Shares with CDSC§	6.54%	9.45%	10.54%
Guggenheim RBP Large-Cap Defensive IndexSM	9.66%	11.79%	12.92%
Dow Jones U.S. Large-Cap Total Stock Market Index	4.05%	10.72%	12.45%

			Since Inception (02/15/11)
Institutional Class Shares	8.62%	10.56%	11.59%
Guggenheim RBP Large-Cap Defensive IndexSM	9.66%	11.79%	12.87%
Dow Jones U.S. Large-Cap Total Stock Market Index	4.05%	10.72%	12.02%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Guggenheim RBP Large-Cap Defensive IndexSM and Dow Jones U.S. Large-Cap Total Stock Market Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The first graph is based on A-Class shares only. The second graph is based on P-Class shares only. Performance for C-Class shares and Institutional Class shares will vary due to differences in fee structure.

**	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
‡

Effective May 9, 2016, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the Average Annual Return since inception based on subscriptions made prior to May 9, 2016, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after May 9, 2016.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 31

SCHEDULE OF INVESTMENTS	September 30, 2019
RBP® LARGE-CAP DEFENSIVE FUND

	Shares	Value
COMMON STOCKS† - 96.9%

Consumer, Non-cyclical - 24.7%
Zoetis, Inc.	1,408	$175,423
Teleflex, Inc.	500	169,875
Danaher Corp.	1,156	166,961
Monster Beverage Corp.*	2,825	164,019
Medtronic plc	1,507	163,690
Stryker Corp.	752	162,658
Booz Allen Hamilton Holding Corp.	2,274	161,499
AbbVie, Inc.	2,057	155,756
Merck & Company, Inc.	1,823	153,460
Becton Dickinson and Co.	601	152,029
Eli Lilly & Co.	1,323	147,951
Celgene Corp.*	1,482	147,163
Verisk Analytics, Inc. — Class A	924	146,121
Post Holdings, Inc.*	1,354	143,307
US Foods Holding Corp.*	3,476	142,864
Procter & Gamble Co.	1,129	140,425
UnitedHealth Group, Inc.	626	136,042
MarketAxess Holdings, Inc.	415	135,913
Jazz Pharmaceuticals plc*	1,030	131,984
Johnson & Johnson	1,020	131,968
Bristol-Myers Squibb Co.	2,530	128,296
Church & Dwight Company, Inc.	1,705	128,284
Colgate-Palmolive Co.	1,719	126,364
Tyson Foods, Inc. — Class A	1,462	125,937
Sysco Corp.	1,559	123,785
McCormick & Company, Inc.	735	114,880
Total Consumer, Non-cyclical		3,776,654

Financial - 18.0%
JPMorgan Chase & Co.	1,539	181,125
Equity LifeStyle Properties, Inc. REIT	1,332	177,955
Progressive Corp.	2,293	177,134
Huntington Bancshares, Inc.	12,039	171,796
Equinix, Inc. REIT	294	169,579
Zions Bancorp North America	3,794	168,909
First Republic Bank	1,739	168,161
U.S. Bancorp	3,002	166,131
Arch Capital Group Ltd.*	3,829	160,742
Intercontinental Exchange, Inc.	1,728	159,442
Alexandria Real Estate Equities, Inc. REIT	1,032	158,970
Mid-America Apartment Communities, Inc. REIT	1,220	158,612
Fifth Third Bancorp	5,661	154,998
Synchrony Financial	4,541	154,803
CME Group, Inc. — Class A	724	153,010
American Financial Group, Inc.	1,318	142,146
People’s United Financial, Inc.	8,574	134,055
Total Financial		2,757,568

Consumer, Cyclical - 13.8%
Alaska Air Group, Inc.	2,682	174,089
CarMax, Inc.*	1,829	160,952
LKQ Corp.*	5,107	160,615
DR Horton, Inc.	3,023	159,342
JetBlue Airways Corp.*	9,032	$151,286
TJX Companies, Inc.	2,695	150,219
Walmart, Inc.	1,260	149,537
Ross Stores, Inc.	1,357	149,067
Starbucks Corp.	1,659	146,689
Dollar General Corp.	922	146,543
Williams-Sonoma, Inc.	2,155	146,497
Hasbro, Inc.	1,213	143,971
Home Depot, Inc.	608	141,068
Darden Restaurants, Inc.	1,088	128,623
Total Consumer, Cyclical		2,108,498

Industrial - 10.5%
Ball Corp.	2,685	195,495
Allegion plc	1,823	188,954
L3Harris Technologies, Inc.	807	168,372
Lockheed Martin Corp.	427	166,556
Dover Corp.	1,630	162,283
Waste Management, Inc.	1,333	153,295
Northrop Grumman Corp.	409	153,289
Carlisle Companies, Inc.	1,033	150,343
FLIR Systems, Inc.	2,778	146,095
Waters Corp.*	536	119,651
Total Industrial		1,604,333

Communications - 9.7%
Walt Disney Co.	1,194	155,602
FactSet Research Systems, Inc.	635	154,286
Motorola Solutions, Inc.	886	150,983
Comcast Corp. — Class A	3,150	142,002
AT&T, Inc.	3,579	135,429
Verizon Communications, Inc.	2,154	130,016
Discovery, Inc. — Class A*	4,834	128,730
Interpublic Group of Companies, Inc.	5,891	127,010
Charter Communications, Inc. — Class A*	307	126,521
Omnicom Group, Inc.	1,491	116,745
CBS Corp. — Class B	2,844	114,812
Total Communications		1,482,136

Technology - 9.2%
Fidelity National Information Services, Inc.	1,294	171,791
Tyler Technologies, Inc.*	585	153,562
Black Knight, Inc.*	2,484	151,673
Leidos Holdings, Inc.	1,763	151,407
Jack Henry & Associates, Inc.	961	140,277
Broadridge Financial Solutions, Inc.	1,119	139,237
CDK Global, Inc.	2,797	134,508
Oracle Corp.	2,360	129,871
Paychex, Inc.	1,480	122,500
Citrix Systems, Inc.	1,246	120,264
Total Technology		1,415,090

Energy - 5.3%
Kinder Morgan, Inc.	7,154	147,444
ONEOK, Inc.	1,947	143,475
Chevron Corp.	1,209	143,387
Exxon Mobil Corp.	1,827	129,004

32 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2019
RBP® LARGE-CAP DEFENSIVE FUND

	Shares	Value
Occidental Petroleum Corp.	2,899	$128,919
Williams Companies, Inc.	5,003	120,372
Total Energy		812,601

Utilities - 4.4%
Consolidated Edison, Inc.	1,635	154,459
DTE Energy Co.	1,058	140,672
Aqua America, Inc.	3,046	136,552
Xcel Energy, Inc.	1,969	127,768
Eversource Energy	1,398	119,487
Total Utilities		678,938

Basic Materials - 1.3%
Sherwin-Williams Co.	352	193,554

Total Common Stocks
(Cost $13,070,840)		14,829,372

EXCHANGE-TRADED FUNDS† - 2.5%
Vanguard S&P 500 ETF	719	$195,999
SPDR S&P 500 ETF Trust	622	184,591
Total Exchange-Traded Funds
(Cost $384,738)		380,590

Total Investments - 99.4%
(Cost $13,455,578)		$15,209,962
Other Assets & Liabilities, net - 0.6%		97,975
Total Net Assets - 100.0%		$15,307,937

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$14,829,372	$—	$—	$14,829,372
Exchange-Traded Funds	380,590	—	—	380,590
Total Assets	$15,209,962	$—	$—	$15,209,962

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 33

RBP® LARGE-CAP DEFENSIVE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

Assets:
Investments, at value (cost $13,455,578)	$15,209,962
Cash	91,853
Prepaid expenses	35,094
Receivables:
Dividends	12,957
Investment Adviser	5,905
Fund shares sold	20
Total assets	15,355,791

Liabilities:
Payable for:
Professional fees	25,682
Distribution and service fees	6,219
Transfer agent/maintenance fees	5,937
Printing fees	2,201
Custodian fees	2,111
Trustees’ fees*	895
Fund shares redeemed	168
Miscellaneous	4,641
Total liabilities	47,854
Net assets	$15,307,937

Net assets consist of:
Paid in capital	$12,588,957
Total distributable earnings (loss)	2,718,980
Net assets	$15,307,937

A-Class:
Net assets	$4,697,900
Capital shares outstanding	424,927
Net asset value per share	$11.06
Maximum offering price per share (Net asset value divided by 95.25%)	$11.61

C-Class:
Net assets	$3,881,503
Capital shares outstanding	364,334
Net asset value per share	$10.65

P-Class:
Net assets	$442,511
Capital shares outstanding	38,782
Net asset value per share	$11.41

Institutional Class:
Net assets	$6,286,023
Capital shares outstanding	545,656
Net asset value per share	$11.52

STATEMENT OF OPERATIONS
Year Ended September 30, 2019

Investment Income:
Dividends	$273,937
Total investment income	273,937

Expenses:
Management fees	116,883
Distribution and service fees:
A-Class	12,695
C-Class	42,575
P-Class	1,043
Transfer agent/maintenance fees:
A-Class	6,407
C-Class	7,008
P-Class	1,118
Institutional Class	14,028
Registration fees	58,220
Professional fees	30,050
Fund accounting/administration fees	24,999
Trustees’ fees*	17,486
Custodian fees	7,915
Line of credit fees	1,156
Miscellaneous	19,616
Total expenses	361,199
Less:
Expenses reimbursed by Adviser:
A-Class	(16,014)
C-Class	(14,321)
P-Class	(1,858)
Institutional Class	(25,816)
Expenses waived by Adviser	(98,683)
Earnings credits applied	(1,689)
Total waived/reimbursed expenses	(158,381)
Net expenses	202,818
Net investment income	71,119

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,069,688
Net realized gain	1,069,688
Net change in unrealized appreciation (depreciation) on:
Investments	(196,930)
Net change in unrealized appreciation (depreciation)	(196,930)
Net realized and unrealized gain	872,758
Net increase in net assets resulting from operations	$943,877

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

34 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP DEFENSIVE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$71,119	$55,122
Net realized gain on investments	1,069,688	3,002,914
Net change in unrealized appreciation (depreciation) on investments	(196,930)	(243,856)
Net increase in net assets resulting from operations	943,877	2,814,180

Distributions to shareholders:
A-Class	(557,959)	(424,356)
C-Class	(730,364)	(643,605)
P-Class	(56,257)	(92,322)
Institutional Class	(1,208,572)	(1,235,888)
Total distributions to shareholders	(2,553,152)	(2,396,171)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,210,666	550,481
C-Class	412,486	539,861
P-Class	39,807	905,378
Institutional Class	336,656	1,061,764
Distributions reinvested
A-Class	523,744	391,619
C-Class	645,937	569,211
P-Class	56,257	92,322
Institutional Class	842,832	884,559
Cost of shares redeemed
A-Class	(1,005,636)	(854,237)
C-Class	(1,802,234)	(1,952,011)
P-Class	(204,653)	(1,309,177)
Institutional Class	(2,655,598)	(4,088,692)
Net decrease from capital share transactions	(1,599,736)	(3,208,922)
Net decrease in net assets	(3,209,011)	(2,790,913)

Net assets:
Beginning of year	18,516,948	21,307,861
End of year	$15,307,937	$18,516,948

Capital share activity:
Shares sold
A-Class	115,868	47,964
C-Class	39,746	49,003
P-Class	3,535	74,974
Institutional Class	30,917	88,083
Shares issued from reinvestment of distributions
A-Class	55,423	35,218
C-Class	70,517	52,318
P-Class	5,770	8,091
Institutional Class	85,741	76,985
Shares redeemed
A-Class	(93,758)	(72,898)
C-Class	(183,246)	(174,352)
P-Class	(17,685)	(110,238)
Institutional Class	(256,814)	(347,963)
Net decrease in shares	(143,986)	(272,815)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 35

RBP® LARGE-CAP DEFENSIVE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$12.09	$11.77	$10.43	$10.59	$12.70
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	.04	.07	.02	.04
Net gain (loss) on investments (realized and unrealized)	.65	1.64	1.76	.84	.14
Total from investment operations	.71	1.68	1.83	.86	.18
Less distributions from:
Net investment income	(.03)	(.04)	(.02)	(.05)	(.07)
Net realized gains	(1.71)	(1.32)	(.47)	(.97)	(2.22)
Total distributions	(1.74)	(1.36)	(.49)	(1.02)	(2.29)
Net asset value, end of period	$11.06	$12.09	$11.77	$10.43	$10.59

Total Return[b]	8.35%	15.27%	18.34%	8.66%	1.39%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,698	$4,200	$3,968	$5,761	$8,941
Ratios to average net assets:
Net investment income (loss)	0.54%	0.37%	0.61%	0.20%	0.36%
Total expenses[c]	2.26%	2.06%	1.86%	1.95%	1.67%
Net expenses[d,e,f]	1.22%	1.21%	1.21%	1.41%	1.50%
Portfolio turnover rate	96%	117%	107%	103%	135%

C-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$11.76	$11.52	$10.28	$10.50	$12.64
Income (loss) from investment operations:
Net investment income (loss)[a]	(.02)	(.04)	(.02)	(.05)	(.02)
Net gain (loss) on investments (realized and unrealized)	.62	1.60	1.73	.84	.13
Total from investment operations	.60	1.56	1.71	.79	.11
Less distributions from:
Net investment income	—	—	—	(.04)	(.03)
Net realized gains	(1.71)	(1.32)	(.47)	(.97)	(2.22)
Total distributions	(1.71)	(1.32)	(.47)	(1.01)	(2.25)
Net asset value, end of period	$10.65	$11.76	$11.52	$10.28	$10.50

Total Return[b]	7.44%	14.48%	17.35%	8.01%	0.77%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,882	$5,142	$5,881	$7,939	$8,885
Ratios to average net assets:
Net investment income (loss)	(0.20%)	(0.36%)	(0.17%)	(0.48%)	(0.21%)
Total expenses[c]	2.94%	2.73%	2.54%	2.63%	2.36%
Net expenses[d,e,f]	1.97%	1.95%	1.96%	2.05%	2.10%
Portfolio turnover rate	96%	117%	107%	103%	135%

36 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP DEFENSIVE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class*	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$12.41	$12.05	$10.65	$10.76	$12.87
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	.04	.06	.02	.06
Net gain (loss) on investments (realized and unrealized)	.67	1.69	1.81	.88	.14
Total from investment operations	.73	1.73	1.87	.90	.20
Less distributions from:
Net investment income	(.02)	(.05)	—	(.04)	(.09)
Net realized gains	(1.71)	(1.32)	(.47)	(.97)	(2.22)
Total distributions	(1.73)	(1.37)	(.47)	(1.01)	(2.31)
Net asset value, end of period	$11.41	$12.41	$12.05	$10.65	$10.76

Total Return	8.26%	15.33%	18.28%	8.89%	1.48%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$443	$585	$896	$778	$17,458
Ratios to average net assets:
Net investment income (loss)	0.53%	0.36%	0.56%	0.14%	0.54%
Total expenses[c]	2.30%	1.98%	1.80%	1.74%	1.61%
Net expenses[d,e,f]	1.22%	1.20%	1.21%	1.43%	1.35%
Portfolio turnover rate	96%	117%	107%	103%	135%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 37

RBP® LARGE-CAP DEFENSIVE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$12.52	$12.16	$10.78	$10.86	$12.96
Income (loss) from investment operations:
Net investment income (loss)[a]	.09	.08	.09	.06	.09
Net gain (loss) on investments (realized and unrealized)	.68	1.68	1.83	.87	.14
Total from investment operations	.77	1.76	1.92	.93	.23
Less distributions from:
Net investment income	(.06)	(.08)	(.07)	(.04)	(.11)
Net realized gains	(1.71)	(1.32)	(.47)	(.97)	(2.22)
Total distributions	(1.77)	(1.40)	(.54)	(1.01)	(2.33)
Net asset value, end of period	$11.52	$12.52	$12.16	$10.78	$10.86

Total Return	8.62%	15.52%	18.58%	9.11%	1.75%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,286	$8,590	$10,563	$10,285	$13,839
Ratios to average net assets:
Net investment income (loss)	0.80%	0.64%	0.82%	0.53%	0.79%
Total expenses[c]	1.97%	1.70%	1.54%	1.62%	1.36%
Net expenses[d,e,f]	0.97%	0.95%	0.96%	1.06%	1.10%
Portfolio turnover rate	96%	117%	107%	103%	135%

*	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of expense to average net assets to recoupments of prior fees or expense reimbursements for the years presented was as follows:

	09/30/19	09/30/18	09/30/17
A-Class	—	—	0.18%
C-Class	—	—	0.16%
P-Class	—	—	0.15%
Institutional Class	—	—	0.15%

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the year would be:

	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	1.21%	1.20%	1.20%	1.39%
C-Class	1.96%	1.95%	1.95%	2.04%
P-Class	1.21%	1.20%	1.20%	1.42%
Institutional Class	0.96%	0.95%	0.95%	1.05%

38 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2019

To Our Shareholders

Guggenheim RBP® Large-Cap Market Fund (the “Fund”) is managed by a team of seasoned professionals led by Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. The following paragraphs discuss the Fund for the fiscal year ended September 30, 2019.

For the one-year period ended September 30, 2019, Guggenheim RBP® Large-Cap Market Fund returned 4.34%1, compared with the 4.05% return of its benchmark, the Dow Jones U.S. Large-Cap Total Stock Market Index. In addition, the Guggenheim RBP® Large-Cap Market IndexSM (the “index”) returned 5.64%.

Strategy Overview

The Fund invests in U.S. large-capitalization companies believed to have a high Required Business Performance® (“RBP® ”) Probability, while avoiding companies believed to have the most behavioral risk. The Fund uses a passive management strategy designed to track the total return performance (before fees and expenses) of the Index, which consists of 100 common stocks of companies and units of beneficial ownership in real estate investment trusts (“REITs”) from the Dow Jones U.S. Large-Cap Total Stock Market IndexSM with beta factors closest to 1.0 that were selected for inclusion in the Index by applying RBP® methodology.

The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. The Fund also may invest up to 20% of its net assets in common stocks and REITS not included in the Index, but which the Investment Manager believes will help the Fund track the Index, as well as in exchange-traded funds, futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents.

RBP® methodology quantifies the probability of whether a stock can perform according to market expectations by measuring the likelihood that the company’s management can achieve the RBP® to support its current valuation or if investors’ systematic behavioral biases might have caused misalignment between the stock price and management’s ability to deliver. RBP® cannot guarantee nor does it predict profit, performance, or future stock prices.

Performance Review

The largest relative contribution to Fund performance for the period came from the Consumer Discretionary and Industrial sectors. The largest detractors relative to the benchmark were the Health Care and Real Estate sectors.

Ball Corp., Transdigm Group, and Ally Financial were the largest individual contributors to return. The largest detractors from return were Abiomed Inc., Western Digital Corp., and Antero Resources Corp.

Performance displayed represents past performance which is no guarantee of future results.

[1]

Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fund performance will lag that of the RBP Index due to fund expenses.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 39

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

RBP® LARGE-CAP MARKET FUND

OBJECTIVE: Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Guggenheim RBP® Large-Cap Market IndexSM (the “Market Index” or “Index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	April 27, 2010
C-Class	April 18, 2011
P-Class**	April 27, 2010
Institutional Class	February 15, 2011

Ten Largest Holdings (% of Total Net Assets)
HEICO Corp.	1.3%
Credit Acceptance Corp.	1.2%
Ball Corp.	1.2%
Alphabet, Inc. — Class C	1.2%
Sherwin-Williams Co.	1.2%
TransDigm Group, Inc.	1.2%
Delta Air Lines, Inc.	1.2%
Intuitive Surgical, Inc.	1.2%
Microsoft Corp.	1.2%
Albemarle Corp.	1.2%
Top Ten Total	12.1%

“Ten Largest Holdings” excludes any temporary cash investments.

40 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2019

	1 Year	5 Year	Since Inception (04/27/10)
A-Class Shares	4.34%	9.81%	11.53%
A-Class Shares with sales charge‡	(0.61%)	8.51%	10.83%
P-Class Shares**	4.39%	9.85%	11.62%
Guggenheim RBP Large-Cap Market Index SM	5.64%	11.35%	13.18%
Dow Jones U.S. Large-Cap Total Stock Market Index	4.05%	10.72%	12.57%

			Since Inception (04/18/11)
C-Class Shares	3.59%	9.04%	10.23%
C-Class Shares with CDSC§	2.72%	9.04%	10.23%
Guggenheim RBP Large-Cap Market Index SM	5.64%	11.35%	12.57%
Dow Jones U.S. Large-Cap Total Stock Market Index	4.05%	10.72%	12.45%

			Since Inception (02/15/11)
Institutional Class Shares	4.62%	10.13%	11.19%
Guggenheim RBP Large-Cap Market Index SM	5.64%	11.35%	12.45%
Dow Jones U.S. Large-Cap Total Stock Market Index	4.05%	10.72%	12.02%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Guggenheim RBP Large-Cap Market Index SM and the Dow Jones U.S. Large-Cap Total Stock Market Index are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The first graph is based on A-Class shares only. The second graph is based on P-Class shares only. Performance for C-Class shares and Institutional Class shares will vary due to differences in fee structure.

**	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
‡

Effective May 9, 2016, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the average annual return since inception based on subscriptions made prior to May 9, 2016, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after May 9, 2016.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 41

SCHEDULE OF INVESTMENTS	September 30, 2019
RBP® LARGE-CAP MARKET FUND

	Shares	Value
COMMON STOCKS† - 97.4%

Consumer, Non-cyclical - 20.5%
Intuitive Surgical, Inc.*	323	$174,397
Estee Lauder Companies, Inc. — Class A	853	169,704
Zoetis, Inc.	1,277	159,101
IQVIA Holdings, Inc.*	1,064	158,941
Teleflex, Inc.	466	158,323
Vertex Pharmaceuticals, Inc.*	912	154,511
Monster Beverage Corp.*	2,655	154,150
PayPal Holdings, Inc.*	1,449	150,102
Edwards Lifesciences Corp.*	678	149,099
Abbott Laboratories	1,771	148,180
Thermo Fisher Scientific, Inc.	496	144,470
Global Payments, Inc.	906	144,054
Merck & Company, Inc.	1,701	143,190
Post Holdings, Inc.*	1,263	133,676
US Foods Holding Corp.*	3,243	133,287
Molina Healthcare, Inc.*	1,199	131,554
Mondelez International, Inc. — Class A	2,356	130,334
UnitedHealth Group, Inc.	584	126,915
Constellation Brands, Inc. — Class A	608	126,026
Jazz Pharmaceuticals plc*	961	123,143
Colgate-Palmolive Co.	1,604	117,910
Total Consumer, Non-cyclical		3,031,067

Financial - 19.6%
Credit Acceptance Corp.*	396	182,679
Aon plc	877	169,761
JPMorgan Chase & Co.	1,436	169,003
Progressive Corp.	2,139	165,238
Douglas Emmett, Inc. REIT	3,764	161,212
Mastercard, Inc. — Class A	587	159,412
Prologis, Inc. REIT	1,834	156,294
Citigroup, Inc.	2,248	155,292
Zions Bancorp North America	3,434	152,882
Visa, Inc. — Class A	887	152,573
Intercontinental Exchange, Inc.	1,647	151,969
Bank of America Corp.	5,209	151,947
Alexandria Real Estate Equities, Inc. REIT	962	148,186
Fifth Third Bancorp	5,280	144,566
Ally Financial, Inc.	4,345	144,080
KeyCorp	8,068	143,933
American Financial Group, Inc.	1,230	132,655
T. Rowe Price Group, Inc.	1,130	129,102
CBRE Group, Inc. — Class A*	2,433	128,973
Total Financial		2,899,757

Consumer, Cyclical - 17.7%
Delta Air Lines, Inc.	3,038	174,989
Allison Transmission Holdings, Inc.	3,484	163,922
Alaska Air Group, Inc.	2,501	162,340
CarMax, Inc.*	1,706	150,128
LKQ Corp.*	4,764	149,828
Burlington Stores, Inc.*	737	147,267
Lululemon Athletica, Inc.*	758	145,938
Live Nation Entertainment, Inc.*	2,121	140,707
TJX Companies, Inc.	2,514	$140,131
Hilton Worldwide Holdings, Inc.	1,497	139,386
Williams-Sonoma, Inc.	2,010	136,640
Royal Caribbean Cruises Ltd.	1,251	135,521
Dollar Tree, Inc.*	1,106	126,261
Copart, Inc.*	1,538	123,547
Aptiv plc	1,378	120,465
Darden Restaurants, Inc.	1,015	119,993
Lennar Corp. — Class A	2,083	116,335
Costco Wholesale Corp.	403	116,108
Tractor Supply Co.	1,157	104,639
Total Consumer, Cyclical		2,614,145

Communications - 10.7%
Alphabet, Inc. — Class C*	148	180,412
Facebook, Inc. — Class A*	902	160,628
CDW Corp.	1,266	156,022
Walt Disney Co.	1,114	145,177
IAC/InterActiveCorp*	664	144,732
VeriSign, Inc.*	760	143,359
Motorola Solutions, Inc.	826	140,759
Comcast Corp. — Class A	2,939	132,490
GoDaddy, Inc. — Class A*	1,936	127,737
AT&T, Inc.	3,339	126,348
Charter Communications, Inc. — Class A*	287	118,278
Total Communications		1,575,942

Technology - 9.9%
Microsoft Corp.	1,248	173,509
Cadence Design Systems, Inc.*	2,429	160,508
Intuit, Inc.	570	151,586
Dell Technologies, Inc. — Class C*	2,915	151,172
MSCI, Inc. — Class A	637	138,707
VMware, Inc. — Class A	883	132,503
Teradyne, Inc.	2,184	126,476
Skyworks Solutions, Inc.	1,373	108,810
Broadcom, Inc.	387	106,839
Qorvo, Inc.*	1,433	106,243
Analog Devices, Inc.	947	105,808
Total Technology		1,462,161

Industrial - 9.6%
HEICO Corp.	1,540	192,315
Ball Corp.	2,505	182,389
TransDigm Group, Inc.	340	177,028
Keysight Technologies, Inc.*	1,631	158,615
Lockheed Martin Corp.	399	155,634
Jabil, Inc.	4,321	154,562
Carlisle Companies, Inc.	964	140,300
FLIR Systems, Inc.	2,592	136,313
Fortune Brands Home & Security, Inc.	2,274	124,388
Total Industrial		1,421,544

Energy - 4.6%
Diamondback Energy, Inc.	1,661	149,340
Kinder Morgan, Inc.	6,673	137,531
ONEOK, Inc.	1,816	133,821

42 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2019
RBP® LARGE-CAP MARKET FUND

	Shares	Value
EOG Resources, Inc.	1,787	$132,631
ConocoPhillips	2,307	131,453
Total Energy		684,776

Basic Materials - 2.4%
Sherwin-Williams Co.	328	180,357
Albemarle Corp.	2,453	170,533
Total Basic Materials		350,890

Utilities - 2.4%
AES Corp.	7,282	118,988
Edison International	1,538	115,996
Vistra Energy Corp.	4,150	110,929
Total Utilities		345,913

Total Common Stocks
(Cost $12,119,102)		14,386,195

EXCHANGE-TRADED FUNDS† - 2.1%
SPDR S&P 500 ETF Trust	521	$154,617
Vanguard S&P 500 ETF	567	154,564
Total Exchange-Traded Funds
(Cost $311,166)		309,181

Total Investments - 99.5%
(Cost $12,430,268)		$14,695,376
Other Assets & Liabilities, net - 0.5%		79,820
Total Net Assets - 100.0%		$14,775,196

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$14,386,195	$—	$—	$14,386,195
Exchange-Traded Funds	309,181	—	—	309,181
Total Assets	$14,695,376	$—	$—	$14,695,376

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 43

RBP® LARGE-CAP MARKET FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

Assets:
Investments, at value (cost $12,430,268)	$14,695,376
Cash	101,146
Prepaid expenses	34,985
Receivables:
Dividends	11,245
Investment Adviser	6,110
Fund shares sold	5
Total assets	14,848,867

Liabilities:
Payable for:
Fund shares redeemed	27,915
Professional fees	21,644
Transfer agent/maintenance fees	6,423
Distribution and service fees	6,238
Trustees’ fees*	1,235
Miscellaneous	10,216
Total liabilities	73,671
Net assets	$14,775,196

Net assets consist of:
Paid in capital	$11,563,774
Total distributable earnings (loss)	3,211,422
Net assets	$14,775,196

A-Class:
Net assets	$4,650,723
Capital shares outstanding	434,157
Net asset value per share	$10.71
Maximum offering price per share (Net asset value divided by 95.25%)	$11.24

C-Class:
Net assets	$6,223,161
Capital shares outstanding	617,978
Net asset value per share	$10.07

P-Class:
Net assets	$154,086
Capital shares outstanding	13,937
Net asset value per share	$11.06

Institutional Class:
Net assets	$3,747,226
Capital shares outstanding	327,414
Net asset value per share	$11.44

STATEMENT OF OPERATIONS
Year Ended September 30, 2019

Investment Income:
Dividends	$242,287
Total investment income	242,287

Expenses:
Management fees	118,025
Distribution and service fees:
A-Class	13,190
C-Class	75,792
P-Class	423
Transfer agent/maintenance fees:
A-Class	6,632
C-Class	11,788
P-Class	559
Institutional Class	7,507
Registration fees	57,989
Professional fees	32,219
Fund accounting/administration fees	24,999
Trustees’ fees*	17,488
Custodian fees	8,970
Line of credit fees	1,201
Miscellaneous	18,207
Total expenses	394,989
Less:
Expenses reimbursed by Adviser:
A-Class	(16,992)
C-Class	(24,805)
P-Class	(847)
Institutional Class	(14,404)
Expenses waived by Adviser	(99,723)
Earnings credits applied	(1,312)
Total waived/reimbursed expenses	(158,083)
Net expenses	236,906
Net investment income	5,381

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	1,153,650
Net realized gain	1,153,650
Net change in unrealized appreciation (depreciation) on:
Investments	(865,215)
Net change in unrealized appreciation (depreciation)	(865,215)
Net realized and unrealized gain	288,435
Net increase in net assets resulting from operations	$293,816

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

44 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP MARKET FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$5,381	$(39,922)
Net realized gain on investments	1,153,650	2,788,365
Net change in unrealized appreciation (depreciation) on investments	(865,215)	402,698
Net increase in net assets resulting from operations	293,816	3,151,141

Distributions to shareholders:
A-Class	(542,527)	(418,916)
C-Class	(1,268,994)	(965,813)
P-Class	(25,670)	(14,033)
Institutional Class	(585,712)	(606,708)
Total distributions to shareholders	(2,422,903)	(2,005,470)

Capital share transactions:
Proceeds from sale of shares
A-Class	1,304,252	326,879
C-Class	154,229	551,427
P-Class	28,973	56,594
Institutional Class	11,365	311,077
Distributions reinvested
A-Class	481,989	377,453
C-Class	1,138,067	864,566
P-Class	24,602	13,329
Institutional Class	575,780	529,626
Cost of shares redeemed
A-Class	(1,004,052)	(963,177)
C-Class	(3,555,107)	(1,562,604)
P-Class	(80,418)	(46,179)
Institutional Class	(1,353,790)	(2,686,184)
Net decrease from capital share transactions	(2,274,110)	(2,227,193)
Net decrease in net assets	(4,403,197)	(1,081,522)

Net assets:
Beginning of year	19,178,393	20,259,915
End of year	$14,775,196	$19,178,393

Capital share activity:
Shares sold
A-Class	124,561	28,231
C-Class	17,364	50,751
P-Class	2,708	4,877
Institutional Class	1,072	25,778
Shares issued from reinvestment of distributions
A-Class	51,883	34,917
C-Class	129,620	83,211
P-Class	2,565	1,200
Institutional Class	58,160	46,458
Shares redeemed
A-Class	(97,819)	(85,200)
C-Class	(370,247)	(140,661)
P-Class	(7,497)	(3,882)
Institutional Class	(127,207)	(222,457)
Net decrease in shares	(214,837)	(176,777)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 45

RBP® LARGE-CAP MARKET FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$12.04	$11.36	$10.17	$9.53	$12.92
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	.01	.01	(.01)	(.01)
Net gain (loss) on investments (realized and unrealized)	.25	1.84	1.84	.97	(.11)
Total from investment operations	.28	1.85	1.85	.96	(.12)
Less distributions from:
Net investment income	—	—	—	(.01)	—
Net realized gains	(1.61)	(1.17)	(.66)	(.31)	(3.27)
Total distributions	(1.61)	(1.17)	(.66)	(.32)	(3.27)
Net asset value, end of period	$10.71	$12.04	$11.36	$10.17	$9.53

Total Return[b]	4.34%	17.47%	19.11%	10.26%	(0.83%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$4,651	$4,280	$4,290	$5,059	$6,031
Ratios to average net assets:
Net investment income (loss)	0.32%	0.09%	0.09%	(0.11%)	(0.07%)
Total expenses[c]	2.29%	1.86%	1.91%	1.92%	1.66%
Net expenses[d,e,f]	1.22%	1.21%	1.21%	1.40%	1.51%
Portfolio turnover rate	81%	93%	98%	85%	134%

C-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$11.50	$10.98	$9.92	$9.36	$12.81
Income (loss) from investment operations:
Net investment income (loss)[a]	(.04)	(.07)	(.07)	(.07)	(.07)
Net gain (loss) on investments (realized and unrealized)	.22	1.76	1.79	.95	(.11)
Total from investment operations	.18	1.69	1.72	.88	(.18)
Less distributions from:
Net investment income	—	—	—	(.01)	—
Net realized gains	(1.61)	(1.17)	(.66)	(.31)	(3.27)
Total distributions	(1.61)	(1.17)	(.66)	(.32)	(3.27)
Net asset value, end of period	$10.07	$11.50	$10.98	$9.92	$9.36

Total Return[b]	3.59%	16.55%	18.24%	9.57%	(1.44%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,223	$9,672	$9,309	$10,108	$13,316
Ratios to average net assets:
Net investment income (loss)	(0.42%)	(0.66%)	(0.65%)	(0.77%)	(0.67%)
Total expenses[c]	2.92%	2.62%	2.62%	2.58%	2.33%
Net expenses[d,e,f]	1.97%	1.96%	1.96%	2.06%	2.11%
Portfolio turnover rate	81%	93%	98%	85%	134%

46 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP MARKET FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class*	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$12.37	$11.64	$10.41	$9.74	$13.12
Income (loss) from investment operations:
Net investment income (loss)[a]	.04	.01	.01	(.03)	.01
Net gain (loss) on investments (realized and unrealized)	.26	1.89	1.88	1.02	(.12)
Total from investment operations	.30	1.90	1.89	.99	(.11)
Less distributions from:
Net investment income	—	—	—	(.01)	—
Net realized gains	(1.61)	(1.17)	(.66)	(.31)	(3.27)
Total distributions	(1.61)	(1.17)	(.66)	(.32)	(3.27)
Net asset value, end of period	$11.06	$12.37	$11.64	$10.41	$9.74

Total Return	4.39%	17.38%	19.16%	10.36%	(0.72%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$154	$200	$163	$384	$15,896
Ratios to average net assets:
Net investment income (loss)	0.35%	0.08%	0.11%	(0.27%)	0.11%
Total expenses[c]	2.34%	1.97%	1.86%	1.75%	1.58%
Net expenses[d,e,f]	1.22%	1.21%	1.21%	1.43%	1.36%
Portfolio turnover rate	81%	93%	98%	85%	134%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 47

RBP® LARGE-CAP MARKET FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$12.71	$11.91	$10.60	$9.89	$13.24
Income (loss) from investment operations:
Net investment income (loss)[a]	.07	.04	.04	.02	.04
Net gain (loss) on investments (realized and unrealized)	.27	1.93	1.93	1.02	(.12)
Total from investment operations	.34	1.97	1.97	1.04	(.08)
Less distributions from:
Net investment income	—	—	—	(.02)	—
Net realized gains	(1.61)	(1.17)	(.66)	(.31)	(3.27)
Total distributions	(1.61)	(1.17)	(.66)	(.33)	(3.27)
Net asset value, end of period	$11.44	$12.71	$11.91	$10.60	$9.89

Total Return	4.62%	17.69%	19.49%	10.61%	(0.44%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,747	$5,026	$6,498	$7,564	$14,035
Ratios to average net assets:
Net investment income (loss)	0.59%	0.35%	0.34%	0.23%	0.36%
Total expenses[c]	1.96%	1.57%	1.60%	1.59%	1.33%
Net expenses[d,e,f]	0.97%	0.96%	0.96%	1.07%	1.11%
Portfolio turnover rate	81%	93%	98%	85%	134%

* a	F-1 Class shares redesignated as P-Class shares effective May 9, 2016. Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of net expense to average net assets to recoupments of prior fee reductions or expense reimbursements for the years presented was as follows:

	09/30/19	09/30/18	09/30/17
A-Class	—	—	0.18%
C-Class	—	—	0.14%
P-Class	—	—	0.15%
Institutional Class	—	—	0.14%

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the periods would be:

	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	1.21%	1.20%	1.20%	1.39%
C-Class	1.96%	1.95%	1.95%	2.05%
P-Class	1.21%	1.20%	1.20%	1.42%
Institutional Class	0.96%	0.95%	0.95%	1.05%

48 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGERS’ COMMENTARY (Unaudited)	September 30, 2019

To Our Shareholders

Guggenheim RBP® Large-Cap Value Fund (the “Fund”) is managed by a team of seasoned professionals led by Farhan Sharaff, Senior Managing Director and Assistant Chief Investment Officer, Equities; and Burak Hurmeydan, Ph.D., Director and Portfolio Manager. The following paragraphs discuss the Fund for the fiscal year ended September 30, 2019.

For the one-year period ended September 30, 2019, Guggenheim RBP® Large-Cap Value Fund returned 2.53%1, compared with the 4.28% return of its benchmark, the Dow Jones U.S. Large-Cap Value Total Stock Market Index. In addition, the Guggenheim RBP® Large-Cap Value IndexSM (the “Index”) returned 3.44%.

Strategy Overview

The Fund invests in U.S. large-capitalization companies believed to have a high Required Business Performance® (“RBP® ”) Probability, while avoiding companies believed to have the most behavioral risk. The Fund uses a passive management strategy designed to track the total return performance (before fees and expenses) of the Index, which consists of 100 common stocks of companies and units of beneficial ownership in real estate investment trusts (“REITs”) from the Dow Jones U.S. Large-Cap Value Total Stock Market IndexSM that were selected for inclusion in the Index by applying RBP® methodology.

The Fund will generally invest in all of the securities comprising the Index in proportion to the weightings in the Index. Under normal circumstances, the Fund invests at least 80% of its net assets, plus the amount of borrowings for investment purposes, in securities that comprise the Index. The Fund also may invest up to 20% of its net assets in common stocks and REITS not included in the Index, but which the Investment Manager believes will help the Fund track the Index, as well as in exchange-traded funds, futures, put and call options, interest rate, index and total return swap contracts, cash and cash equivalents.

RBP® methodology quantifies the probability of whether a stock can perform according to market expectations by measuring the likelihood that the company’s management can achieve the RBP® to support its current valuation or if investors’ systematic behavioral biases might have caused misalignment between the stock price and management’s ability to deliver. RBP® cannot guarantee nor does it predict profit, performance, or future stock prices.

Performance Review

The largest relative contribution to Fund performance for the period came from the Health Care and Financials sectors. The largest detractors relative to the benchmark were the Consumer Staples and Information Technology sectors.

Pinnacle Foods Inc., Keysight Technologies, Inc., and KLA Corp. were the largest individual contributors to return. The largest detractors from return were DXC Technology Co., Conagra Brands, Inc., and Western Digital Corp.

Performance displayed represents past performance which is no guarantee of future results.

[1]

Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fund performance will lag that of the RBP Index due to fund expenses.

The opinions and forecast expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 49

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2019

RBP® LARGE-CAP VALUE FUND

OBJECTIVE: Seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Guggenheim RBP® Large-Cap Value IndexSM (the “Value Index” or “Index”).

Holdings Diversification (Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	April 18, 2011
C-Class	April 18, 2011
P-Class**	April 18, 2011
Institutional Class	February 10, 2011

Ten Largest Holdings (% of Total Net Assets)
Ball Corp.	1.3%
Delta Air Lines, Inc.	1.3%
JPMorgan Chase & Co.	1.3%
Albemarle Corp.	1.2%
Allison Transmission Holdings, Inc.	1.2%
Progressive Corp.	1.2%
Huntington Bancshares, Inc.	1.2%
Globe Life, Inc.	1.2%
Booz Allen Hamilton Holding Corp.	1.2%
Keysight Technologies, Inc.	1.2%
Top Ten Total	12.3%

“Ten Largest Holdings” excludes any temporary cash investments.

50 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)(concluded)	September 30, 2019

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended September 30, 2019

	1 Year	5 Year	Since Inception (04/18/11)
A-Class Shares	2.53%	8.00%	10.30%
A-Class Shares with sales charge‡	(2.37%)	6.73%	9.53%
C-Class Shares	1.81%	7.19%	9.53%
C-Class Shares with CDSC§	0.90%	7.19%	9.53%
P-Class Shares**	2.47%	8.03%	10.37%
Guggenheim RBP Large-Cap Value Index SM	3.44%	9.51%	12.01%
Dow Jones U.S. Large-Cap Value Total Stock Market Index	4.28%	8.88%	11.08%

			Since Inception (02/10/11)
Institutional Class Shares	2.77%	8.31%	10.46%
Guggenheim RBP Large-Cap Value Index SM	3.44%	9.51%	11.80%
Dow Jones U.S. Large-Cap Value Total Stock Market Index	4.28%	8.88%	10.84%

*

The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Dow Jones U.S. Large-Cap Value Total Stock Market Index and Guggenheim RBP Large-Cap Value Index SM are unmanaged indices and, unlike the Fund, have no management fees or operating expenses to reduce their reported returns. The first graph is based on A-Class shares only. The second graph is based on Institutional Class shares only. Performance for C-Class shares and P-Class shares will vary due to differences in fee structure.

**	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
‡

Effective May 9, 2016, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum ales charge is used in the calculation of the average annual return since inception based on subscriptions made prior to May 9, 2016, and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after May 9, 2016.

§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 51

SCHEDULE OF INVESTMENTS	September 30, 2019
RBP® LARGE-CAP VALUE FUND

	Shares	Value
COMMON STOCKS† - 97.9%

Consumer, Non-cyclical - 23.6%
Booz Allen Hamilton Holding Corp.	572	$40,623
Medtronic plc	359	38,995
Philip Morris International, Inc.	499	37,889
Abbott Laboratories	452	37,819
AbbVie, Inc.	497	37,633
Baxter International, Inc.	418	36,562
Merck & Company, Inc.	434	36,534
Eli Lilly & Co.	323	36,121
Procter & Gamble Co.	272	33,831
Mondelez International, Inc. — Class A	602	33,303
Bristol-Myers Squibb Co.	622	31,542
Colgate-Palmolive Co.	417	30,654
Lamb Weston Holdings, Inc.	418	30,397
Johnson & Johnson	234	30,275
Coca-Cola Co.	555	30,214
Kimberly-Clark Corp.	209	29,689
Sysco Corp.	366	29,060
Mylan N.V.*	1,464	28,958
General Mills, Inc.	523	28,828
Altria Group, Inc.	703	28,753
Perrigo Company plc	511	28,560
Amgen, Inc.	143	27,672
Hormel Foods Corp.	632	27,637
Conagra Brands, Inc.	874	26,814
Herbalife Nutrition Ltd.*	697	26,388
Elanco Animal Health, Inc.*	941	25,021
Total Consumer, Non-cyclical		829,772

Financial - 23.4%
JPMorgan Chase & Co.	379	44,604
Progressive Corp.	547	42,255
Huntington Bancshares, Inc.	2,871	40,969
Globe Life, Inc.	426	40,794
Douglas Emmett, Inc. REIT	932	39,918
Citigroup, Inc.	574	39,652
U.S. Bancorp	716	39,623
Realty Income Corp. REIT	514	39,413
Bank of America Corp.	1,351	39,409
Zions Bancorp North America	878	39,089
Fifth Third Bancorp	1,350	36,963
Synchrony Financial	1,083	36,920
Ally Financial, Inc.	1,111	36,841
KeyCorp	2,062	36,786
Discover Financial Services	449	36,409
Regions Financial Corp.	2,222	35,152
Citizens Financial Group, Inc.	978	34,592
National Retail Properties, Inc. REIT	610	34,404
People’s United Financial, Inc.	2,102	32,865
Comerica, Inc.	496	32,731
Chubb Ltd.	198	31,965
Fidelity National Financial, Inc.	695	30,865
Total Financial		822,219

Industrial - 11.4%
Ball Corp.	640	$46,598
Keysight Technologies, Inc.*	417	40,553
United Technologies Corp.	295	40,273
Jacobs Engineering Group, Inc.	408	37,332
Agilent Technologies, Inc.	465	35,633
Waste Management, Inc.	307	35,305
FLIR Systems, Inc.	662	34,815
Eaton Corporation plc	406	33,759
Emerson Electric Co.	491	32,828
Caterpillar, Inc.	253	31,957
CH Robinson Worldwide, Inc.	354	30,012
Total Industrial		399,065

Consumer, Cyclical - 10.3%
Delta Air Lines, Inc.	776	44,698
Allison Transmission Holdings, Inc.	908	42,721
VF Corp.	428	38,088
Walmart, Inc.	300	35,604
Aramark	813	35,430
Williams-Sonoma, Inc.	514	34,942
Yum! Brands, Inc.	307	34,823
PACCAR, Inc.	474	33,185
Aptiv plc	352	30,772
Darden Restaurants, Inc.	259	30,619
Total Consumer, Cyclical		360,882

Energy - 9.4%
Marathon Petroleum Corp.	614	37,300
Kinder Morgan, Inc.	1,668	34,377
EOG Resources, Inc.	457	33,919
Phillips 66	329	33,690
ConocoPhillips	590	33,618
ONEOK, Inc.	439	32,350
Chevron Corp.	271	32,141
Exxon Mobil Corp.	453	31,986
Targa Resources Corp.	788	31,654
Occidental Petroleum Corp.	691	30,729
Total Energy		331,764

Utilities - 6.5%
Consolidated Edison, Inc.	392	37,032
DTE Energy Co.	271	36,032
Aqua America, Inc.	726	32,546
CMS Energy Corp.	499	31,911
Sempra Energy	208	30,703
Evergy, Inc.	460	30,618
Duke Energy Corp.	316	30,292
Total Utilities		229,134

Technology - 6.4%
Leidos Holdings, Inc.	420	36,070
KLA Corp.	218	34,760
International Business Machines Corp.	238	34,610
Advanced Micro Devices, Inc.*	1,158	33,570
Teradyne, Inc.	522	30,229

52 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

SCHEDULE OF INVESTMENTS (concluded)	September 30, 2019
RBP® LARGE-CAP VALUE FUND

	Shares	Value
Analog Devices, Inc.	248	$27,709
Xilinx, Inc.	285	27,332
Total Technology		224,280

Communications - 4.7%
Motorola Solutions, Inc.	211	35,956
Comcast Corp. — Class A	751	33,855
AT&T, Inc.	881	33,337
Verizon Communications, Inc.	513	30,965
Cisco Systems, Inc.	595	29,399
Total Communications		163,512

Basic Materials - 2.2%
Albemarle Corp.	627	43,589
Air Products & Chemicals, Inc.	147	32,614
Total Basic Materials		76,203

Total Common Stocks
(Cost $3,136,153)		3,436,831

EXCHANGE-TRADED FUNDS† - 0.8%
iShares S&P 500 Value ETF	226	$26,925
Total Exchange-Traded Funds
(Cost $26,908)		26,925

Total Investments - 98.7%
(Cost $3,163,061)		$3,463,756
Other Assets & Liabilities, net - 1.3%		44,416
Total Net Assets - 100.0%		$3,508,172

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
plc — Public Limited Company
REIT — Real Estate Investment Trust

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Fund’s investments at September 30, 2019 (See Note 4 in the Notes to Financial Statements):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$3,436,831	$—	$—	$3,436,831
Exchange-Traded Funds	26,925	—	—	26,925
Total Assets	$3,463,756	$—	$—	$3,463,756

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 53

RBP® LARGE-CAP VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES
September 30, 2019

Assets:
Investments, at value (cost $3,163,061)	$3,463,756
Cash	27,659
Prepaid expenses	33,675
Receivables:
Investment Adviser	17,073
Dividends	4,802
Total assets	3,546,965

Liabilities:
Payable for:
Professional fees	24,941
Transfer agent/maintenance fees	4,142
Securities purchased	1,907
Custodian fees	1,298
Printing fees	1,093
Trustees’ fees*	433
Distribution and service fees	352
Fund shares redeemed	95
Miscellaneous	4,532
Total liabilities	38,793
Net assets	$3,508,172

Net assets consist of:
Paid in capital	$3,154,691
Total distributable earnings (loss)	353,481
Net assets	$3,508,172

A-Class:
Net assets	$85,956
Capital shares outstanding	8,363
Net asset value per share	$10.28
Maximum offering price per share (Net asset value divided by 95.25%)	$10.79

C-Class:
Net assets	$316,962
Capital shares outstanding	31,271
Net asset value per share	$10.14

P-Class:
Net assets	$404,585
Capital shares outstanding	39,153
Net asset value per share	$10.33

Institutional Class:
Net assets	$2,700,669
Capital shares outstanding	259,296
Net asset value per share	$10.42

STATEMENT OF OPERATIONS
Year Ended September 30, 2019

Investment Income:
Dividends	$92,368
Total investment income	92,368

Expenses:
Management fees	26,514
Distribution and service fees:
A-Class	255
C-Class	3,802
P-Class	1,152
Transfer agent/maintenance fees:
A-Class	926
C-Class	2,833
P-Class	3,525
Institutional Class	18,235
Registration fees	54,232
Professional fees	36,295
Fund accounting/administration fees	24,999
Trustees’ fees*	15,236
Custodian fees	4,262
Line of credit fees	242
Miscellaneous	17,960
Total expenses	210,468
Less:
Expenses reimbursed by Adviser:
A-Class	(4,096)
C-Class	(15,305)
P-Class	(18,856)
Institutional Class	(106,155)
Expenses waived by Adviser	(26,514)
Earnings credits applied	(524)
Total waived/reimbursed expenses	(171,450)
Net expenses	39,018
Net investment income	53,350

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	27,639
Net realized gain	27,639
Net change in unrealized appreciation (depreciation) on:
Investments	(43,775)
Net change in unrealized appreciation (depreciation)	(43,775)
Net realized and unrealized loss	(16,136)
Net increase in net assets resulting from operations	$37,214

*	Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

54 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2019	Year Ended September 30, 2018
Increase (Decrease) in Net Assets from Operations:
Net investment income	$53,350	$39,204
Net realized gain on investments	27,639	378,984
Net change in unrealized appreciation (depreciation) on investments	(43,775)	26,829
Net increase in net assets resulting from operations	37,214	445,017

Distributions to shareholders:
A-Class	(9,854)	(8,524)
C-Class	(39,412)	(45,142)
P-Class	(54,524)	(49,126)
Institutional Class	(282,709)	(284,230)
Total distributions to shareholders	(386,499)	(387,022)

Capital share transactions:
Proceeds from sale of shares
A-Class	—	13,585
C-Class	2,006	4,000
P-Class	11,055	48,607
Institutional Class	47,873	131,103
Distributions reinvested
A-Class	9,854	8,524
C-Class	39,412	45,143
P-Class	53,992	48,591
Institutional Class	7,394	7,672
Cost of shares redeemed
A-Class	(22,054)	(18,802)
C-Class	(200,033)	(82,691)
P-Class	(174,048)	(41,011)
Institutional Class	(32,175)	(148,928)
Net increase (decrease) from capital share transactions	(256,724)	15,793
Net increase (decrease) in net assets	(606,009)	73,788

Net assets:
Beginning of year	4,114,181	4,040,393
End of year	$3,508,172	$4,114,181

Capital share activity:
Shares sold
A-Class	—	1,231
C-Class	206	364
P-Class	1,088	4,457
Institutional Class	4,775	11,959
Shares issued from reinvestment of distributions
A-Class	1,082	813
C-Class	4,360	4,308
P-Class	5,894	4,601
Institutional Class	802	722
Shares redeemed
A-Class	(2,202)	(1,678)
C-Class	(19,840)	(7,524)
P-Class	(19,076)	(3,690)
Institutional Class	(3,190)	(13,123)
Net increase (decrease) in shares	(26,101)	2,440

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 55

RBP® LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

A-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$11.17	$11.12	$9.67	$9.11	$11.65
Income (loss) from investment operations:
Net investment income (loss)[a]	.14	.10	.11	.09	.11
Net gain (loss) on investments (realized and unrealized)	.01	1.09	1.61	1.06	(.42)
Total from investment operations	.15	1.19	1.72	1.15	(.31)
Less distributions from:
Net investment income	(.06)	(.20)	(.22)	(.10)	(.12)
Net realized gains	(.98)	(.94)	(.05)	(.49)	(2.11)
Total distributions	(1.04)	(1.14)	(.27)	(.59)	(2.23)
Net asset value, end of period	$10.28	$11.17	$11.12	$9.67	$9.11

Total Return[b]	2.53%	11.36%	18.07%	13.05%	(3.61%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$86	$106	$101	$158	$230
Ratios to average net assets:
Net investment income (loss)	1.41%	0.90%	1.10%	0.94%	1.11%
Total expenses[c]	6.32%	5.49%	5.22%	6.13%	5.21%
Net expenses[d,e,f]	1.22%	1.21%	1.22%	1.41%	1.50%
Portfolio turnover rate	101%	104%	132%	119%	165%

C-Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$11.09	$10.98	$9.49	$8.96	$11.53
Income (loss) from investment operations:
Net investment income (loss)[a]	.06	.01	.03	.03	.05
Net gain (loss) on investments (realized and unrealized)	.02	1.09	1.59	1.04	(.43)
Total from investment operations	.08	1.10	1.62	1.07	(.38)
Less distributions from:
Net investment income	(.05)	(.05)	(.08)	(.05)	(.08)
Net realized gains	(.98)	(.94)	(.05)	(.49)	(2.11)
Total distributions	(1.03)	(.99)	(.13)	(.54)	(2.19)
Net asset value, end of period	$10.14	$11.09	$10.98	$9.49	$8.96

Total Return[b]	1.81%	10.54%	17.14%	12.32%	(4.45%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$317	$516	$542	$460	$549
Ratios to average net assets:
Net investment income (loss)	0.65%	0.14%	0.34%	0.32%	0.46%
Total expenses[c]	6.75%	6.14%	5.89%	6.78%	5.90%
Net expenses[d,e,f]	1.97%	1.96%	1.97%	2.06%	2.10%
Portfolio turnover rate	101%	104%	132%	119%	165%

56 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

RBP® LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

P-Class*	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$11.25	$11.12	$9.46	$8.93	$11.47
Income (loss) from investment operations:
Net investment income (loss)[a]	.14	.10	.11	.10	.13
Net gain (loss) on investments (realized and unrealized)	—	1.10	1.60	1.04	(.42)
Total from investment operations	.14	1.20	1.71	1.14	(.29)
Less distributions from:
Net investment income	(.08)	(.13)	—	(.12)	(.14)
Net realized gains	(.98)	(.94)	(.05)	(.49)	(2.11)
Total distributions	(1.06)	(1.07)	(.05)	(.61)	(2.25)
Net asset value, end of period	$10.33	$11.25	$11.12	$9.46	$8.93

Total Return	2.47%	11.40%	18.09%	13.19%	(3.56%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$405	$577	$510	$154	$11
Ratios to average net assets:
Net investment income (loss)	1.41%	0.90%	1.05%	1.06%	1.28%
Total expenses[c]	6.07%	5.37%	5.31%	5.70%	5.15%
Net expenses[d,e,f]	1.22%	1.21%	1.22%	1.25%	1.35%
Portfolio turnover rate	101%	104%	132%	119%	165%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 57

RBP® LARGE-CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

Institutional Class	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data
Net asset value, beginning of period	$11.35	$11.22	$9.61	$9.07	$11.61
Income (loss) from investment operations:
Net investment income (loss)[a]	.17	.13	.14	.12	.15
Net gain (loss) on investments (realized and unrealized)	—	1.11	1.62	1.06	(.42)
Total from investment operations	.17	1.24	1.76	1.18	(.27)
Less distributions from:
Net investment income	(.12)	(.17)	(.10)	(.15)	(.16)
Net realized gains	(.98)	(.94)	(.05)	(.49)	(2.11)
Total distributions	(1.10)	(1.11)	(.15)	(.64)	(2.27)
Net asset value, end of period	$10.42	$11.35	$11.22	$9.61	$9.07

Total Return	2.77%	11.69%	18.42%	13.42%	(3.31%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,701	$2,915	$2,887	$2,480	$2,860
Ratios to average net assets:
Net investment income (loss)	1.66%	1.14%	1.35%	1.32%	1.50%
Total expenses[c]	5.80%	5.07%	4.78%	5.78%	4.90%
Net expenses[d,e,f]	0.97%	0.96%	0.97%	1.05%	1.10%
Portfolio turnover rate	101%	104%	132%	119%	165%

*	F-1 Class shares redesignated as P-Class shares effective May 9, 2016.
[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the period.
[b]	Total return does not reflect the impact of any applicable sales charges.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	The portion of the ratios of expense to average net assets to recoupments of prior fees or expense reimbursements for the years presented was as follows:

	09/30/19	09/30/18	09/30/17
A-Class	—	—	1.10%
C-Class	—	—	1.07%
P-Class	—	—	1.03%
Institutional Class	—	—	0.99%

[f]	Net expenses may include expenses that are excluded from the expense limitation agreement. Excluding these expenses, the net expense ratios for the year would be:

	09/30/19	09/30/18	09/30/17	09/30/16
A-Class	1.21%	1.20%	1.20%	1.40%
C-Class	1.96%	1.95%	1.95%	2.05%
P-Class	1.21%	1.20%	1.20%	1.24%
Institutional Class	0.96%	0.95%	0.95%	1.04%

58 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Note 1 – Organization and Significant Accounting Policies

Organization

Transparent Value Trust (the “Trust”), a Delaware statutory trust, is registered with the SEC under the Investment Company Act of 1940 (“1940 Act”), as an open-ended investment company of the series type. Each series, in effect, is representing a separate fund (collectively, the “Funds”). The Trust is authorized to issue an unlimited number of shares. The Trust accounts for the assets of each fund separately.

The Trust offers a combination of four separate classes of shares, A-Class shares, C-Class shares, P-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (“NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not excedd 4.75%. Effective May 9, 2016, the A Class maximum front-end sales charge was changed from 5.75% to 4.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1.25% contingent deferred sales charge (“CDSC”), if shares are redeemed within 18 months of purchase. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. C-Class shares of each Fund automatically convert to A-Class shares of the same Fund on or about the 10th day of the month following the 10-year anniversary of the purchase of the C-Class shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of A-Class shares. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares require a minimum initial investment of $2 million and a minimum account balance of $1 million. At September 30, 2019, the Trust consisted of five funds.

This report covers the following Funds:

Fund Name	Investment Company Type
Directional Allocation Fund	Diversified
RBP® Dividend Fund	Diversified
RBP® Large-Cap Defensive Fund	Diversified
RBP® Large-Cap Market Fund	Diversified
RBP® Large-Cap Value Fund	Diversified

The Funds’ investment objectives are to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Index as follows:

Fund	Index
Directional Allocation Fund	Guggenheim Directional Allocation Index SM
RBP® Dividend Fund	Guggenheim RBP® Dividend Index SM
RBP® Large-Cap Defensive Fund	Guggenheim RBP® Large-Cap Defensive Index SM
RBP® Large-Cap Market Fund	Guggenheim RBP® Large-Cap Market Index SM
RBP® Large-Cap Value Fund	Guggenheim RBP® Large-Cap Value Index SM

Guggenheim Partners Investment Management, LLC (“GPIM”), which operates under the name Guggenheim Investments (“GI”), provides advisory services. Guggenheim Funds Distributors, LLC (“GFD”) acts as principal underwriter for the Trust. GPIM and GFD are affiliated entities.

Significant Accounting Policies

The Funds operate as investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

The NAV of each Class of a fund is calculated by dividing the market value of a fund’s securities and other assets, less all liabilities, attributable to the Class by the number of outstanding shares of the Class.

(a) Valuation of Investments

The Board of Trustees of the Funds (the “Board”) has adopted policies and procedures for the valuation of the Funds’ investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures,

THE GUGGENHEIM FUNDS ANNUAL REPORT | 59

NOTES TO FINANCIAL STATEMENTS (continued)

including, under most circumstances, the responsibility for determining the fair value of the Funds’ securities and/or other assets.

Valuations of the Funds’ securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Funds’ officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their NAV as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GI, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

(b) Foreign Taxes

The Funds may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Funds invest. These foreign taxes, if any, are paid by the Funds and reflected in their Statements of Operations as follows: foreign taxes withheld at source are presented as a reduction of income and foreign taxes on capital gains from sales of investments are included with the net realized gain (loss) on investments. Foreign taxes payable or deferred as of September 30, 2019, if any, are disclosed in the Funds’ Statements of Assets and Liabilities.

(c) Security Transactions

Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Proceeds from lawsuits related to investment holdings are recorded as realized gains in the respective Fund. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from Real Estate Investment Trusts (“REITs”) is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to realized gains. The actual amounts of income, return of capital, and realized gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

(d) Distributions

Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Dividends are reinvested in additional shares unless shareholders request payment in cash. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

(e) Class Allocations

Interest and dividend income, most expenses, all realized gains and losses, and all unrealized appreciation and depreciation are allocated to the classes based upon the value of the outstanding shares in each Class. Certain costs, such as distribution and service fees are charged directly to specific classes. In addition, certain expenses have been allocated to the individual Funds in the Trust based upon the respective net assets of each Fund included in the Trust.

60 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Earnings Credits

Under the fee arrangement with the custodian, the Fund may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statements of Operations are before the reduction in expense from the related earnings credits, if any. Earnings credits for the year ended September 30, 2019 are disclosed in the Statements of Operations.

(g) Cash

The Funds may leave cash overnight in their cash account with the custodian. Periodically, a Fund may have cash due to the custodian bank as an overdraft balance. A fee is incurred on this overdraft, calculated by multiplying the overdraft by a rate based on the federal funds rate, which was 1.90% at September 30, 2019.

(h) Indemnifications

Under the Funds’ organizational documents, the Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Note 2 – Investment Advisory Agreement and Other Agreements

Under the terms of an investment advisory contract, the Funds pay GI investment advisory fees calculated at the annualized rates below, based on the average daily net assets of the Funds:

Fund	Management Fees (as a % of Net Assets)
Directional Allocation Fund	0.95%
RBP® Dividend Fund	0.75%
RBP® Large-Cap Defensive Fund	0.75%
RBP® Large-Cap Market Fund	0.75%
RBP® Large-Cap Value Fund	0.75%

GPIM engages external service providers to perform other necessary services for the Trust, such as audit and accounting related services, legal services, custody, printing and mailing, etc., on a pass-through basis. Such expenses are allocated to various Funds within the complex based on relative net assets.

The Trust has adopted Distribution Plans related to the offering of A-Class, C-Class and P-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of each Fund’s A-Class and P-Class shares, and 1.00% of the average daily net assets of each Fund’s C-Class shares.

The Trust has adopted a shareholder servicing plan (the “Service Plan”) under which a shareholder and/or administration services fee equal to an annual rate of up to 0.15% of the average daily net assets of each Fund’s A-Class shares will be paid to certain service providers for performing certain shareholder and administrative services.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 61

NOTES TO FINANCIAL STATEMENTS (continued)

Contractual expense limitation agreements for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses. The limits are listed below:

Fund	Limit	Effective Date	Contract End Date
Directional Allocation Fund – A-Class	1.50%	05/09/16	02/01/21
Directional Allocation Fund – C-Class	2.10%	05/09/16	02/01/21
Directional Allocation Fund – P-Class	1.35%	05/09/16	02/01/21
Directional Allocation Fund – Institutional Class	1.10%	05/09/16	02/01/21
RBP® Dividend Fund – A-Class	1.20%	05/09/16	02/01/21
RBP® Dividend Fund – C-Class	1.95%	05/09/16	02/01/21
RBP® Dividend Fund – P-Class	1.20%	05/09/16	02/01/21
RBP® Dividend Fund – Institutional Class	0.95%	05/09/16	02/01/21
RBP® Large-Cap Defensive Fund – A-Class	1.20%	05/09/16	02/01/21
RBP® Large-Cap Defensive Fund – C-Class	1.95%	05/09/16	02/01/21
RBP® Large-Cap Defensive Fund – P-Class	1.20%	05/09/16	02/01/21
RBP® Large-Cap Defensive Fund – Institutional Class	0.95%	05/09/16	02/01/21
RBP® Large-Cap Market Fund – A-Class	1.20%	05/09/16	02/01/21
RBP® Large-Cap Market Fund – C-Class	1.95%	05/09/16	02/01/21
RBP® Large-Cap Market Fund – P-Class	1.20%	05/09/16	02/01/21
RBP® Large-Cap Market Fund – Institutional Class	0.95%	05/09/16	02/01/21
RBP® Large-Cap Value Fund – A-Class	1.20%	05/09/16	02/01/21
RBP® Large-Cap Value Fund – C-Class	1.95%	05/09/16	02/01/21
RBP® Large-Cap Value Fund – P-Class	1.20%	05/09/16	02/01/21
RBP® Large-Cap Value Fund – Institutional Class	0.95%	05/09/16	02/01/21

GPIM is entitled to reimbursement by the Fund for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. For purposes of this arrangement, GPIM is entitled to recoupment of previously waived fees or reimbursed expenses for 36 months from the date of the waiver or reimbursement by GPIM. At September 30, 2019, the amount of fees waived or expenses reimbursed that are subject to recoupment and will expire during the years ended September 30, are presented in the following table:

Fund	2020	2021	2022	Fund Total
Directional Allocation Fund
A-Class	$—	$—	$3,255	$3,255
C-Class	106,751	10,650	41,474	158,875
P-Class	13,211	2,179	6,075	21,465
Institutional Class	102,547	21,708	52,242	176,497
RBP® Dividend Fund
A-Class	$37,229	$49,512	$40,734	$127,475
C-Class	37,227	51,290	35,579	124,096
P-Class	22,284	15,734	13,612	51,630
Institutional Class	28,704	34,787	55,275	118,766
RBP® Large-Cap Defensive Fund
A-Class	$29,219	$34,468	$41,746	$105,433
C-Class	40,700	43,827	41,172	125,699
P-Class	4,888	4,380	4,531	13,799
Institutional Class	58,522	69,493	69,243	197,258
RBP® Large-Cap Market Fund
A-Class	$33,396	$27,432	$42,778	$103,606
C-Class	61,796	63,502	72,429	197,727
P-Class	2,125	1,329	1,910	5,364
Institutional Class	45,468	35,302	39,654	120,424
RBP® Large-Cap Value Fund
A-Class	$5,447	$3,935	$4,803	$14,185
C-Class	18,947	21,537	18,157	58,641
P-Class	13,725	22,774	22,311	58,810
Institutional Class	103,883	118,181	125,655	347,719

62 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

For the year ended September 30, 2019, GPIM recouped $33,717 from the Directional Allocation Fund.

For the year ended September 30, 2019, GFD retained sales charges of $22,317 relating to sales of A-Class shares of the Trust.

Certain officers of the Trust are also officers of GPIM and/or GFD. The Trust does not compensate its officers or trustees who are officers, directors and/or employees of GPIM or GFD.

MUFG Investor Services (US), LLC (“MUIS”) acts as the Funds’ administrator, transfer agent and accounting agent. As administrator, transfer agent and accounting agent, MUIS is responsible for maintaining the books and records of the Funds’ securities and cash. The Bank of New York Mellon Corp. (“BNY”) acts as the Funds’ custodian. As custodian, BNY is responsible for the custody of the Funds’ assets. For providing the aforementioned administrative and accounting services, MUIS is entitled to receive a monthly fee equal to a percentage of the Funds’ average daily net assets and out of pocket expenses. For providing the aforementioned transfer agent and custodian services, MUIS and BNY are entitled to receive a monthly fee based on the number of transactions during the month and the number of accounts under management, subject to certain minimum monthly fees, and out of pocket expenses.

Note 3 – Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Funds’ financial statements. The Funds’ U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

The tax character of distributions paid during the year ended September 30, 2019 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Directional Allocation Fund	$—	$76,079,224	$76,079,224
RBP® Dividend Fund	995,307	420,424	1,415,731
RBP® Large-Cap Defensive Fund	374,977	2,178,175	2,553,152
RBP® Large-Cap Market Fund	107,994	2,314,909	2,422,903
RBP® Large-Cap Value Fund	121,593	264,906	386,499

The tax character of distributions paid during the year ended September 30, 2018 was as follows:

Fund	Ordinary Income	Long-Term Capital Gain	Total Distributions
Directional Allocation Fund	$—	$—	$—
RBP® Dividend Fund	2,579,922	—	2,579,922
RBP® Large-Cap Defensive Fund	1,537,475	858,696	2,396,171
RBP® Large-Cap Market Fund	842,953	1,162,517	2,005,470
RBP® Large-Cap Value Fund	214,703	172,319	387,022

Note: For U.S. federal income tax purposes, short-term capital gain distributions are treated as ordinary income distributions.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 63

NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of distributable earnings/(loss) as of September 30, 2019 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital and Other Losses	Total
Directional Allocation Fund	$—	$70,224,334	$16,031,231	$(464,550)	$85,791,015
RBP® Dividend Fund	—	385,325	996,668	—	1,381,993
RBP® Large-Cap Defensive Fund	43,290	933,173	1,742,517	—	2,718,980
RBP® Large-Cap Market Fund	3,561	960,724	2,247,137	—	3,211,422
RBP® Large-Cap Value Fund	38,810	19,807	294,864	—	353,481

For U.S. federal income tax purposes, capital loss carryforwards represent realized losses of the Funds that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of September 30, 2019, the Funds had no capital loss carryforwards.

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to investments in partnerships, losses deferred due to wash sales, distributions in connection with redemption of fund shares, and reclassification of distributions and dividends received. Additional differences may result from the tax treatment of net operating losses and the deferral of qualified late-year losses. To the extent these differences are permanent and would require a reclassification between Paid in Capital and Total Distributable Earnings (Loss), such reclassifications are made in the period that the differences arise. These reclassifications have no effect on net assets or NAV per share.

The following adjustments were made on the Statements of Assets and Liabilities as of September 30, 2019 for permanent book/tax differences:

Fund	Paid In Capital	Total Distributable Earnings/(Loss)
Directional Allocation Fund	$3,806,147	$(3,806,147)
RBP® Dividend Fund	94,524	(94,524)
RBP® Large-Cap Defensive Fund	125,376	(125,376)
RBP® Large-Cap Market Fund	149,312	(149,312)
RBP® Large-Cap Value Fund	8,034	(8,034)

At September 30, 2019, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Directional Allocation Fund	$545,682,087	$24,821,401	$(8,790,170)	$16,031,231
RBP® Dividend Fund	20,055,287	1,583,077	(586,409)	996,668
RBP® Large-Cap Defensive Fund	13,467,445	1,926,189	(183,672)	1,742,517
RBP® Large-Cap Market Fund	12,448,239	2,432,796	(185,659)	2,247,137
RBP® Large-Cap Value Fund	3,168,892	362,650	(67,786)	294,864

64 | THE GUGGENHEIM FUNDS ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to U.S. federal income tax regulations applicable to regulated investment companies, the Funds have elected to treat net capital losses and certain ordinary losses realized between November 1 and September 30 of each year as occurring on the first day of the following tax year. The Funds have also elected to treat certain ordinary losses realized between January 1 and September 30 of each year as occurring on the first day of the following tax year. For the year ended September 30, 2019, the following losses reflected in the accompanying financial statements were deferred for U.S. federal income tax purposes until October 1, 2019:

Fund	Ordinary	Capital
Directional Allocation Fund	$(464,550)	$—

Note 4 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Funds would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 —	quoted prices in active markets for identical assets or liabilities.

Level 2 —	significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 —	significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 5 – Securities Transactions

For the year ended September 30, 2019, the cost of purchases and proceeds from sales of investment securities, excluding government securities, short-term investments and derivatives, were as follows:

Fund	Purchases	Sales
Directional Allocation Fund	$1,221,569,649	$1,373,620,547
RBP® Dividend Fund	24,835,239	22,953,567
RBP® Large-Cap Defensive Fund	14,897,966	18,946,104
RBP® Large-Cap Market Fund	12,699,715	17,303,291
RBP® Large-Cap Value Fund	3,554,195	4,128,536

Note 6 – Line of Credit

The Trust had a $50,000,000 Line of Credit (the “Previous Line”) until May 28, 2017, which was uncommitted, with the Bank of New York Mellon. The Previous Line was for temporary purposes to provide liquidity for shareholder redemptions to the extent of amounts drawn (borrowed) under the Previous Line. Interest was based on the higher of the federal funds rate, one-month LIBOR or an overnight Eurodollar Rate, as stated in in the terms of the agreement, in effect at the time of borrowing, plus a margin.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 65

NOTES TO FINANCIAL STATEMENTS (concluded)

On May 30, 2017, the Trust amended and renewed the Previous Line in a reduced amount of $35,000,000, which was uncommitted, with the Bank of New York Mellon until May 29, 2018. The Funds did not have any borrowings under the Previous Line as of and for the year ended September 30, 2019. On May 29, 2018, the Trust renewed the Previous Line amount of $35,000,000, which was uncommitted, with the Bank of New York Mellon until May 28, 2019. On May 28, 2019, the Trust renewed the Previous Line amount of $35,000,000, which was uncommitted, with the Bank of New York Mellon until June 28, 2019.

The commitment fee paid by the Funds was at an annualized rate of 0.175% of the Previous Line until June 28, 2019. The allocated commitment fee amount for each Fund that was incurred under the Previous Line is included in the balance shown in the Statements of Operations under “Line of credit fees.”

On June 4, 2019, the Trust joined an existing line of credit agreement (the “New Line”), which was secured by certain other GI affiliated trusts in the form of a 364-day committed, $1,205,000,000 line of credit from Citibank, N.A. The New Line was in place through October 4, 2019, at which time the line of credit was renewed with an increased commitment amount of $1,230,000,000. A Fund may draw (borrow) from the line of credit as a temporary measure for emergency purposes, to facilitate redemption requests, or for other short-term liquidity purposes consistent with the Fund’s investment objective and program. For example, it may be advantageous for the Fund to borrow money rather than sell existing portfolio positions to meet redemption requests. Fees related to borrowings, if any, vary under this arrangement between the greater of Citibank’s “base rate”, LIBOR plus 1%, or the federal funds rate plus 1/2 of 1%.

The commitment fee that may be paid by each Fund under the New Line is at an annualized rate of 0.15% of the average daily amount of its unused commitment amount. The allocated commitment fee amount related to the newly added agreement for each Fund for the period is included in the balance shown in the Statement of Operations under “Line of credit fees”. The Funds did not have any borrowings under this agreement as of and for the year ended September 30, 2019.

Note 7 – Recent Regulatory Reporting Updates

In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of September 30, 2019, the Funds have fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Funds’ financial statements and related disclosures or impact the Funds’ net assets or results of operations.

Note 8 – Subsequent Events

The Funds evaluated subsequent events through the date the financial statements were available for issue and determined there were no material events that would require adjustment to or disclosure in the Funds’ financial statements.

66 | THE GUGGENHEIM FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Transparent Value Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Transparent Value Trust (the “Trust”) (comprising Guggenheim Directional Allocation Fund, Guggenheim RBP® Dividend Fund, Guggenheim RBP® Large-Cap Defensive Fund, Guggenheim RBP® Large-Cap Market Fund and Guggenheim RBP® Large-Cap Value Fund (collectively referred to as the “Funds”)), including the schedules of investments, as of September 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Transparent Value Trust at September 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the four years in the period then ended, in conformity with U.S. generally accepted accounting principles.

The financial highlights for the year ended September 30, 2015 were audited by other auditors whose report dated November 25, 2015, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Guggenheim investment companies since 1979.

Tysons, Virginia
November 26, 2019

THE GUGGENHEIM FUNDS ANNUAL REPORT | 67

OTHER INFORMATION (Unaudited)

Federal Income Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

In January 2020, shareholders will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by shareholders in the calendar year 2019.

The Funds’ investment income (dividend income plus short-term gains, if any) qualifies as follows:

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2019, the following funds had the corresponding percentages qualify for the reduced tax rate pursuant to the Jobs and Growth Tax Relief and Reconciliation Act of 2003 or for the dividends received deduction for corporations. See the qualified dividend income and dividend received deduction columns, respectively, in the table below.

Additionally, of the taxable ordinary income distributions paid during the fiscal year ended September 30, 2019, the following funds had the corresponding percentages qualify as qualified short-term capital gains as permitted by IRC Section 871(k)(2). See qualified short-term capital gain column in the table below.

Fund	Qualified Dividend Income	Dividend Received Deduction	Qualified Short-Term Capital Gain
RBP® Dividend Fund	77.79%	77.47%	100.00%
RBP® Large-Cap Defensive Fund	70.68%	70.58%	100.00%
RBP® Large-Cap Market Fund	100.00%	100.00%	100.00%
RBP® Large-Cap Value Fund	70.61%	69.87%	100.00%

With respect to the taxable year ended September 30, 2019, the Funds hereby designate as capital gain dividends the amounts listed below, or, if subsequently determined to be different, the net capital gain of such year:

Fund	From long-term capital gain:	From long-term capital gain, using proceeds from shareholder redemptions:
Directional Allocation Fund	$76,079,224	$4,835,902
RBP® Dividend Fund	420,424	79,617
RBP® Large-Cap Defensive Fund	2,178,175	122,434
RBP® Large-Cap Market Fund	2,314,909	149,312
RBP® Large-Cap Value Fund	264,906	7,873

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 800.820.0888. This information is also available from the EDGAR database on the SEC’s website at https://www.sec.gov.

68 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Special Meeting of Shareholders — Voting Results

A joint special meeting of shareholders of the Trust was held on October 28, 2019 to elect the following ten nominees to the Board of Trustees of the Trust: Randall C. Barnes, Angela Brock-Kyle, Donald A. Chubb, Jr., Jerry B. Farley, Roman Friedrich III, Thomas F. Lydon, Jr., Ronald A. Nyberg, Sandra G. Sponem, Ronald E. Toupin, Jr. and Amy J. Lee. At the meeting, the following votes were recorded:

Nominee	Shares For	Shares Withheld
Randall C. Barnes	31,453,698	435,338
Angela Brock-Kyle	31,508,312	380,724
Donald A. Chubb, Jr.	31,432,631	456,405
Jerry B. Farley	31,385,114	503,922
Roman Friedrich III	31,432,890	456,146
Thomas F. Lydon, Jr.	31,509,279	379,757
Ronald A. Nyberg	31,517,662	371,374
Sandra G. Sponem	31,509,419	379,617
Ronald E. Toupin, Jr.	31,509,279	379,757
Amy J. Lee	31,509,419	379,617

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level Classifications defined by the Bloomberg Industry Classification System, a widely recognized industry classification system provider. Each Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Funds usually classify sectors/industries based on industry-level Classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Funds’ Forms N-PORT and N-Q are available on the SEC’s website at https://www.sec.gov. The Funds’ Forms N-PORT and N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 800.820.0888.

Report of the Transparent Value Trust Contracts Review Committee

Transparent Value Trust (the “Trust”) was organized as a Delaware statutory trust on June 8, 2009, and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust includes the following series (each, a “Fund,” and collectively, the “Funds”):

● Guggenheim RBP® Large-Cap Defensive Fund (“RBP Large-Cap Defensive Fund”)

● Guggenheim RBP® Large-Cap Market Fund (“RBP Large-Cap Market Fund”)

● Guggenheim Directional Allocation Fund (“Directional Allocation Fund”)

● Guggenheim RBP® Dividend Fund (“RBP Dividend Fund”)

● Guggenheim RBP® Large-Cap Value Fund (“RBP Large-Cap Value Fund”)

● Guggenheim SMID-Cap Directional Allocation Fund (“SMID-Cap Directional Allocation Fund”)[1]

Guggenheim Partners Investment Management, LLC (“GPIM” or the “Adviser”), an indirect subsidiary of Guggenheim Partners, LLC, a privately-held, global investment and advisory firm (“Guggenheim Partners”), serves as the investment adviser to each of the Funds pursuant to the an investment advisory agreement between the Trust, with respect to the Funds, and GPIM (the “Advisory Agreement”). (Guggenheim

[1]

SMID-Cap Directional Allocation Fund (the “Non-Active Fund”) has been organized as a series of the Trust but has not commenced operations, and shares of the Non-Active Fund are not currently offered to investors. Consequently, all references to the “Funds” hereafter should be understood as excluding the Non-Active Fund.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 69

OTHER INFORMATION (Unaudited)(continued)

Partners, GPIM and their affiliates may be referred to herein collectively as “Guggenheim.” “Guggenheim Investments” refers to the global asset management and investment advisory division of Guggenheim Partners and includes GPIM, Guggenheim Funds Investment Advisors, LLC, Security Investors, LLC and other affiliated investment management businesses of Guggenheim Partners.)

Under the supervision of the Board of Trustees of the Trust (the “Board,” with the members of the Board referred to individually as the “Trustees”), the Adviser regularly provides investment research, advice and supervision, along with a continuous investment program for the Funds, and directs the purchase and sale of securities and other investments for each Fund’s portfolio.

The Advisory Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by (i) the Board or a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund, and, in either event, (ii) the vote of a majority of the Trustees who are not “interested person[s],” as defined by the 1940 Act, of the Trust (the “Independent Trustees”) casting votes in person at a meeting called for such purpose. At meetings held in person on April 25, 2019 (the “April Meeting”) and on May 21, 2019 (the “May Meeting”), the members of the Contracts Review Committee of the Board (the “Committee”), consisting solely of the Independent Trustees, met separately from Guggenheim to consider the proposed renewal of the Advisory Agreement in connection with the Committee’s annual contract review schedule.

As part of its review process, the Committee was represented by independent legal counsel to the Independent Trustees (“Independent Legal Counsel”), from whom the Independent Trustees received separate legal advice and with whom they met separately. Independent Legal Counsel reviewed and discussed with the Committee various key aspects of the Trustees’ legal responsibilities relating to the proposed renewal of the Advisory Agreement and other principal contracts. The Committee took into account various materials received from Guggenheim and Independent Legal Counsel. Recognizing that the evaluation process with respect to the services provided by Guggenheim is an ongoing one, the Committee also considered the variety of written materials, reports and oral presentations the Board receives throughout the year regarding performance and operating results of the Funds and other information relevant to its evaluation of the Advisory Agreement.

In connection with the contract review process, FUSE Research Network LLC (“FUSE”), an independent, third-party research provider, was engaged to prepare advisory contract renewal reports designed specifically to help the Board fulfill its advisory contract renewal responsibilities. The objective of the reports is to present the subject funds’ relative position regarding fees, expenses and total return performance, with peer group and universe comparisons. The Committee assessed the data provided in the FUSE reports as well as commentary presented by Guggenheim, including, among other things, a summary of notable distinctions between certain Funds and the applicable peer group identified in the FUSE reports and explanations for custom peer groups created for certain Funds that do not fit well into any particular category.

As part of its evaluation of the Adviser and the proposed renewal of the Advisory Agreement, the Committee took into account that each Fund seeks to track the performance (before fees and expenses) of an index that is constructed with a proprietary methodology. Specifically, the investment objective of each of RBP Large-Cap Defensive Fund, RBP Dividend Fund, RBP Large-Cap Market Fund and RBP Large-Cap Value Fund is to provide investment results that, before fees and expenses, correspond generally to the total return performance of the applicable Guggenheim RBP® Index—i.e., the Guggenheim RBP® Large-Cap Defensive IndexSM, the Guggenheim RBP® Dividend IndexSM, the Guggenheim RBP® Large-Cap Market IndexSM and the Guggenheim RBP® Large-Cap Value IndexSM, respectively (each, an “RBP Index” and collectively, the “RBP Indexes”). The investment objective of Directional Allocation Fund is to provide investment results that, before fees and expenses, correspond generally to the performance of the Guggenheim Directional Allocation IndexSM (the “Directional Allocation Index” and together with the RBP Indexes, the “Indexes” or each, an “Index”). Each Index consists of securities currently selected for inclusion by the Adviser’s index calculation agent, based on Required Business Performance® (RBP®) Probability scores derived from Guggenheim Investments’ quantitative process. In this regard, the Committee noted that the Indexes and Index construction processes were previously owned and implemented by an affiliate of the Adviser, and that, in August 2018, such affiliate was reorganized into Guggenheim Investments, and the Indexes and Index construction processes were acquired by Guggenheim Investments. The Committee noted that the FUSE reports for the Funds included performance relative to the applicable Index and tracking error data.

In addition, Guggenheim provided materials and data in response to formal requests for information sent by Independent Legal Counsel on behalf of the Independent Trustees. Guggenheim also made a presentation at the April Meeting. Throughout the process, the Committee asked questions of management and requested certain additional information, which Guggenheim provided (collectively with the foregoing reports and materials, the “Contract Review Materials”). The Committee considered the Contract Review Materials in the context of its accumulated experience governing the Trust and other Guggenheim funds and weighed the factors and standards discussed with Independent Legal Counsel.

70 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(continued)

Following an analysis and discussion of relevant factors, including those identified below, and in the exercise of its business judgment, the Committee concluded that it was in the best interest of each Fund to recommend that the Board approve the renewal of the Advisory Agreement for an additional annual term.

Nature, Extent and Quality of Services Provided by the Adviser: With respect to the nature, extent and quality of services currently provided by the Adviser, the Committee considered the qualifications, experience and skills of key personnel performing services for the Funds, including those personnel providing compliance and risk oversight, as well as the supervisors and reporting lines for such personnel. The Committee considered Guggenheim’s resources and related efforts to retain, attract and motivate capable personnel to serve the Funds. In evaluating Guggenheim’s resources and capabilities, the Committee considered Guggenheim’s commitment to focusing on, and investing resources in support of, the Funds.

The Committee’s review of the services provided by Guggenheim to the Funds included consideration of Guggenheim’s investment and Index construction processes and resulting performance, portfolio oversight and risk management, and the related regular quarterly reports and presentations received by the Board. The Committee took into account the risks borne by Guggenheim in sponsoring and providing services to the Funds, including entrepreneurial, legal and regulatory risks. The Committee considered the resources dedicated by Guggenheim to compliance functions and the reporting made to the Board by Guggenheim compliance personnel regarding Guggenheim’s adherence to regulatory requirements. The Committee also considered the regular reports the Board receives from the Trust’s Chief Compliance Officer regarding compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

In connection with the Committee’s evaluation of the overall package of services provided by Guggenheim, the Committee considered Guggenheim’s administrative services, including its role in supervising, monitoring, coordinating and evaluating the various services provided by the fund administrator, transfer agent, distributor, custodian and other service providers to the Funds. The Committee evaluated the Office of Chief Financial Officer (the “OCFO”), established to oversee the fund administration, accounting and transfer agency services provided to the Funds, including the OCFO’s resources, personnel and services provided.

With respect to Guggenheim’s resources and the ability of the Adviser to carry out its responsibilities under the Advisory Agreement, the Chief Financial Officer of Guggenheim Investments reviewed with the Committee financial information concerning the holding company for Guggenheim Investments, Guggenheim Partners Investment Management Holdings, LLC (“GPIMH”), and the various entities comprising Guggenheim Investments, and provided the audited consolidated financial statements of GPIMH. (Thereafter, the Committee received the audited consolidated financial statements of GPIM.)

The Committee also considered the acceptability of the terms of the Advisory Agreement, including the scope of services required to be performed by the Adviser.

Based on the foregoing, and based on other information received (both oral and written) at the April Meeting and the May Meeting, as well as other considerations, including the Committee’s knowledge of how the Adviser performs its duties obtained through Board meetings, discussions and reports throughout the year, the Committee concluded that the Adviser and its personnel were qualified to serve the Funds in such capacity and may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the Funds.

Investment Performance: The Committee received, for each Fund, investment returns for the since-inception, five-year, three-year, one-year and three-month periods ended December 31, 2018. In addition, the Committee received a comparison of each Fund’s performance to the performance of a universe of funds and a narrower peer group of similar funds based on asset levels as identified by FUSE, in each case for the same periods. The Committee also received from FUSE a description of the methodology for identifying each Fund’s peer group and universe for performance and expense comparisons. In light of Directional Allocation Fund’s unique strategy, FUSE identified a peer group categorized as “U.S. equity long/cash funds” with risk management and/or rotational/timing strategies similar to that of the Fund, but did not identify a broader universe of comparable funds. In addition, as noted above, the FUSE reports included each Fund’s total return over various time periods compared to the results of the Index that the Fund tracks, as well as tracking error results.

In seeking to evaluate Fund performance over a full market cycle, the Committee focused its attention on five-year and three-year performance rankings as compared to the relevant universe or, as applicable, peer group of funds. The Committee observed that the returns of each Fund’s Institutional Class shares ranked in the third quartile or better of such Fund’s performance universe or peer group, as applicable. The Committee also determined that each Fund tracked its Index within an acceptable range.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 71

OTHER INFORMATION (Unaudited)(continued)

After reviewing the foregoing and related factors, the Committee concluded that each Fund’s performance was acceptable.

Comparative Fees, Costs of Services Provided and the Profits Realized by the Adviser from Its Relationship with the Funds: The Committee compared each Fund’s contractual advisory fee, net effective management fee and total net expense ratio to the applicable peer group. The Committee also reviewed the median advisory fees and expense ratios, including expense ratio components (e.g., transfer agency fees, administration fees, other operating expenses, distribution fees and fee waivers/reimbursements), of the peer group of funds.

As part of its evaluation of each Fund’s advisory fee, the Committee considered how such fees compared to the advisory fee charged by the Adviser to one or more other clients that it manages pursuant to similar investment strategies, to the extent applicable, noting that, with respect to Directional Allocation Fund, Guggenheim charges a lower advisory fee to a similar, separately managed account (the “SMA”). In this connection, the Committee considered, among other things, Guggenheim’s representations about the significant differences between managing mutual funds as compared to other types of accounts. The Committee also considered Guggenheim’s explanation that a lower fee is charged to the SMA due to various other factors, including the SMA’s simpler governance structure and lower liability risk to the Adviser, the limited scope of the Adviser’s contract with the SMA and historical pricing reasons. In addition, the Committee took into account Guggenheim’s discussion of the entrepreneurial, legal and regulatory risks it faces when offering mutual funds as compared to other types of accounts. The Committee concluded that the information it received demonstrated that the aggregate services provided to, and the specific circumstances of, Directional Allocation Fund were sufficiently different from the services provided to, and the specific circumstances of, the SMA and the risks borne by Guggenheim were sufficiently greater than those associated with managing the SMA to support the difference in fees.

In further considering the comparative fee and expense data presented in the Contract Review Materials and addressed by Guggenheim, the Committee took into account those Funds with currently effective expense limitation agreements with the Adviser. The Committee observed that each Fund’s average contractual advisory fee percentile rank across all share classes of the Fund, net effective management fee2 and asset weighted total net expense ratio each rank in the third quartile or better of such Fund’s peer group.

With respect to the costs of services provided and profits realized by Guggenheim Investments from its relationship with the Funds, the Committee reviewed a profitability analysis and data from management for each Fund setting forth the average assets under management for the twelve months ended December 31, 2018, gross revenues received by Guggenheim Investments, expenses allocated to the Fund, expense waivers, earnings and the operating margin/profitability rate, including variance information relative to the foregoing amounts as of December 31, 2017. In addition, the Chief Financial Officer of Guggenheim Investments reviewed with, and addressed questions from, the Committee concerning the expense allocation methodology employed in producing the profitability analysis.

In the course of its review of Guggenheim Investments’ profitability, the Committee took into account the methods used by Guggenheim Investments to determine expenses and profit. The Committee considered all of the foregoing in evaluating the costs of services provided, the profitability to Guggenheim Investments and the profitability rates presented, and concluded that the profits were not unreasonable.

The Committee considered other benefits available to the Adviser because of its relationship with the Funds and noted Guggenheim’s statement that it does not believe the Adviser derives any such “fall-out” benefits. In this regard, the Committee noted Guggenheim’s statement that, although it does not consider such benefits to be fall-out benefits, the Adviser may benefit from marketing synergies arising from offering a broad spectrum of products, including the Funds.

Economies of Scale: The Committee received and considered information regarding whether there have been economies of scale with respect to the management of the Funds as Fund assets grow, whether the Funds have appropriately benefited from any economies of scale, whether there is potential for realization of any further economies of scale and whether such economies of scale in the provision of services to the Funds were being passed along to the shareholders. In evaluating economies of scale, the Committee considered that all of the Funds, other than the Directional Allocation Fund, had very small average net assets.

The Committee noted the Adviser’s statements, including that Guggenheim believes it is appropriately sharing potential economies of scale and that costs continue to increase in many key areas, including compensation of portfolio managers, key analysts and support staff, as well as for infrastructure needs, with respect to risk management oversight, valuation processes and disaster recovery systems, among other things,

[2]

The “net effective management fee” for each Fund represents the combined effective advisory fee and administration fee as a percentage of average net assets for the latest fiscal year, after any waivers and/or reimbursements, based on the Fund’s class level peer group percent rank, weighted by class level assets under management.

72 | THE GUGGENHEIM FUNDS ANNUAL REPORT

OTHER INFORMATION (Unaudited)(concluded)

and that, in this regard, management’s costs for providing services have increased in recent years without regard to asset levels. The Committee also noted the process employed by the Adviser to evaluate whether it would be appropriate to institute a new breakpoint for a Fund, with consideration given to, among other things: (i) the Fund’s size and trends in asset levels over recent years; (ii) the competitiveness of the expense levels; (iii) whether expense waivers are in place; (iv) changes and trends in revenue and expenses; (v) whether there are any anticipated expenditures that may benefit the Fund in the future; (vi) Fund profit level margins; (vii) relative Fund performance; (viii) the nature, extent and quality of services management provides to the Fund; and (ix) the complexity of the Fund’s investment strategy and the resources required to support the Fund.

As part of its assessment of economies of scale, the Committee also considered Guggenheim’s view that it seeks to share economies of scale through a number of means, including breakpoints, advisory fees set at competitive rates pre-assuming future asset growth, expense waivers and limitations, and investments in personnel, operations and infrastructure to support the Fund business. Thus, the Committee considered the competitiveness of and/or other determinations made regarding the current advisory fee for each Fund, as well as whether a Fund is subject to an expense limitation.

Based on the foregoing, the Committee determined that the advisory fee for each Fund was reasonable.

Overall Conclusions

Based on the foregoing, the Committee determined that the investment advisory fees are fair and reasonable in light of the extent and quality of the services provided and other benefits received and that the continuation of the Advisory Agreement is in the best interest of each Fund. In reaching this conclusion, no single factor was determinative or conclusive and each Committee member, in the exercise of his business judgment, may afford different weights to different factors. At the May Meeting, the Committee, constituting all of the Independent Trustees, recommended the renewal of the Advisory Agreement for an additional annual term.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 73

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES
Randall C. Barnes (1951)	Trustee	Since 2015	Current: Private Investor (2001-present). Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997); President, Pizza Hut International (1991-1993); Senior Vice President, Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).	158	Current: Trustee, Purpose Investments Funds (2013-present). Former: Managed Duration Investment Grade Municipal Fund (2003-2016).
Angela Brock-Kyle (1959)	Trustee	Since November 2019	Current: Founder and Chief Executive Officer, B.O.A.R.D.S (consulting firm). Former: Senior Leader, TIAA (financial services firm) (1987-2012).	157	None.
Donald A. Chubb, Jr. (1946)	Trustee and Chairman of the Valuation Oversight Committee	Since 2015	Current: Retired. Former: Business broker and manager of commercial real estate, Griffith & Blair, Inc. (1997-2017).	157	Former: Midland Care, Inc. (2011-2016).
Jerry B. Farley (1946)	Trustee and Chairman of the Audit Committee	Since 2015	Current: President, Washburn University (1997-present).	157	Current: CoreFirst Bank & Trust (2000-present). Former: Westar Energy, Inc. (2004-2018).
Roman Friedrich III (1946)	Trustee and Chairman of the Contracts Review Committee	Since 2015	Current: Founder and Managing Partner, Roman Friedrich & Company (1998-present).	157	Former: Zincore Metals, Inc. (2009-January 2019).
Thomas F. Lydon, Jr. (1960)	Trustee	Since November 2019	Current: President, Global Trends Investments (registered investment adviser) (1996-present).	157	Current: US Global Investors (GROW) (1995-present); and Harvest Volatility Edge Trust (3) (2017-present).

74 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - continued
Ronald A. Nyberg (1953)	Trustee and Chairman of the Nominating and Governance Committee	Since 2015	Current: Partner, Momkus LLC (2016-present). Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President, General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).	158

Current: PPM Funds (9) (2018-present); Edward-Elmhurst Healthcare System (2012-present); Western Asset Inflation-Linked Opportunities & Income Fund (2004-present); Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration

Investment Grade Municipal

Fund (2003-2016).

Sandra G. Sponem (1958)	Trustee	Since November 2019	Current: Retired. Former: Senior Vice President and Chief Financial Officer, M.A. Mortenson Companies, Inc. (general contracting firm) (2007-2017).	157	Current: SPDR Series Trust (78) (2018-present); SPDR Index Shares Funds (31) (2018-present); SSGA Active Trust (12) (2018-present); and SSGA Master Trust (1) (2018-present).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 75

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth of Trustees	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen	Other Directorships Held by Trustees
INDEPENDENT TRUSTEES - concluded
Ronald E. Toupin, Jr. (1958)	Trustee and Chairman of the Board	Since 2015

Current: Portfolio Consultant (2010-present); Member, Governing Council, Independent Directors Council (2013-present); Governor, Board of Governors, Investment Company Institute (2018-present).

Former: Member, Executive Committee, Independent Directors Council (2016-2018); Vice President, Manager and Portfolio Manager, Nuveen Asset Management (1998-1999); Vice President, Nuveen Investment Advisory Corp. (1992-1999); Vice President and Manager, Nuveen Unit Investment Trusts (1991-1999); and Assistant Vice President and Portfolio Manager, Nuveen Unit Investment Trusts (1988-1999), each of John Nuveen & Co., Inc. (1982-1999).

				157

Current: Western

Asset Inflation-Linked

Opportunities & Income

Fund (2004-present);

Western Asset Inflation-Linked Income Fund (2003-present).

Former: Managed Duration

Investment Grade Municipal

Fund (2003-2016).

INTERESTED TRUSTEE
Amy J. Lee*** (1961)	Trustee, Vice President and Chief Legal Officer	Since 2018 (Trustee) Since 2015 (Chief Legal Officer) Since 2015 (Vice President)	Current: Interested Trustee, certain other funds in the Fund Complex (2018-present); Chief Legal Officer, certain other funds in the Fund Complex (2014-present); Vice President, certain other funds in the Fund Complex (2007-present); Senior Managing Director, Guggenheim Investments (2012-present). Former: President and Chief Executive Officer (2017-2018); President, certain other funds in the Fund Complex (2017-November 2019); Vice President, Associate General Counsel and Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation (2004-2012).	157	None.

*	The business address of each Trustee is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each Trustee serves an indefinite term, until his or her successor is elected and qualified. Time served includes time served in the respective position for the Predecessor Corporation.
***	This Trustee is deemed to be an “interested person” of the Funds under the 1940 Act by reason of her position with the Funds’ Investment Manager and/or the parent of the Investment Manager.

76 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(continued)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past 5 Years
OFFICERS
Brian E. Binder (1972)	President and Chief Executive Officer	Since 2018

Current: President and Chief Executive Officer, certain other funds in the Fund

Complex (2018-present); President and Chief Executive Officer, Guggenheim Funds Investment Advisors, LLC and Security Investors, LLC (2018-present); Senior Managing Director and Chief Administrative Officer, Guggenheim Investments (2018-present).

Former: Managing Director and President, Deutsche Funds, and Head of US Product, Trading and Fund Administration, Deutsche Asset Management (2013-2018); Managing Director, Head of Business Management and Consulting, Invesco Ltd. (2010-2012).

James M. Howley (1972)	Assistant Treasurer	Since 2015

Current: Managing Director, Guggenheim Investments (2004-present); Assistant Treasurer, certain other funds in the Fund Complex (2006-present).

Former: Manager, Mutual Fund Administration of Van Kampen Investments, Inc. (1996-2004).

Mark E. Mathiasen (1978)	Secretary	Since 2015	Current: Secretary, certain other funds in the Fund Complex (2007-present); Managing Director, Guggenheim Investments (2007-present).
Glenn McWhinnie (1969)	Assistant Treasurer	Since 2016	Current: Vice President, Guggenheim Investments (2009-present); Assistant Treasurer, certain other funds in the Fund complex (2016-present).
Michael P. Megaris (1984)	Assistant Secretary	Since 2015	Current: Assistant Secretary, certain other funds in the Fund Complex (2014-present); Director, Guggenheim Investments (2012-present).
Elisabeth Miller (1968)	Chief Compliance Officer	Since 2016

Current: Chief Compliance Officer, certain other funds in the Fund Complex (2012-present); Senior Managing Director, Guggenheim Investments (2012-present); Vice President, Guggenheim Funds Distributors, LLC (2014-present).

Former: Chief Compliance Officer, Security Investors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Funds Investment Advisors, LLC (2012-2018); Chief Compliance Officer, Guggenheim Distributors, LLC (2009-2014); Senior Manager, Security Investors, LLC (2004-2014); Senior Manager, Guggenheim Distributors, LLC (2004-2014).

Margaux Misantone (1978)	AML Officer	Since 2017

Current: Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investment Advisors, LLC (2018-present); AML Officer, Security Investors, LLC and certain other funds in the Fund Complex (2017-present); Managing Director, Guggenheim Investments (2015-present).

Former: Assistant Chief Compliance Officer, Security Investors, LLC and Guggenheim Funds Investments Advisors, LLC (2015-2018).

Adam J. Nelson (1979)	Assistant Treasurer	Since 2015

Current: Vice President, Guggenheim Investments (2015-present); Assistant Treasurer, certain other funds in the Fund Complex (2015-present).

Former: Assistant Vice President and Fund Administration Director, State Street Corporation (2013-2015); Fund Administration Assistant Director, State Street (2011-2013); Fund Administration Manager, State Street (2009-2011).

THE GUGGENHEIM FUNDS ANNUAL REPORT | 77

INFORMATION ON BOARD OF TRUSTEES AND OFFICERS (Unaudited)(concluded)

Name, Address* and Year of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served**	Principal Occupations During Past 5 Years
OFFICERS - concluded
Kimberly J. Scott (1974)	Assistant Treasurer	Since 2015

Current: Director, Guggenheim Investments (2012-present); Assistant Treasurer, certain other funds in the Fund Complex (2012-present).

Former: Financial Reporting Manager, Invesco, Ltd. (2010-2011); Vice President/Assistant Treasurer, Mutual Fund Administration for Van Kampen Investments, Inc./Morgan Stanley Investment Management (2009-2010); Manager of Mutual Fund Administration, Van Kampen Investments, Inc./Morgan Stanley Investment Management (2005-2009).

Bryan Stone (1979)	Vice President	Since 2015

Current: Vice President, certain other funds in the Fund Complex (2014-present); Managing Director, Guggenheim Investments (2013-present).

Former: Senior Vice President, Neuberger Berman Group LLC (2009-2013); Vice President, Morgan Stanley (2002-2009).

John L. Sullivan (1955)	Chief Financial Officer, Chief Accounting Officer and Treasurer	Since 2015

Current: Chief Financial Officer, Chief Accounting Officer and Treasurer, certain other funds in the Fund Complex (2010-present); Senior Managing Director, Guggenheim Investments (2010-present).

Former: Managing Director and Chief Compliance Officer, each of the funds in the Van Kampen Investments fund complex (2004-2010); Managing Director and Head of Fund Accounting and Administration, Morgan Stanley Investment Management (2002-2004); Chief Financial Officer and Treasurer, Van Kampen Funds (1996-2004).

Jon Szafran (1989)	Assistant Treasurer	Since 2017

Current: Vice President, Guggenheim Investments (2017-present); Assistant

Treasurer, certain other funds in the Fund Complex (2017-present).

Former: Assistant Treasurer of Henderson Global Funds and Manager of US Fund Administration, Henderson Global Investors (North America) Inc. (“HGINA”), (2017); Senior Analyst of US Fund Administration, HGINA (2014-2017); Senior Associate of Fund Administration, Cortland Capital Market Services, LLC (2013-2014); Experienced Associate, PricewaterhouseCoopers LLP (2012-2013).

*	The business address of each officer is c/o Guggenheim Investments, 227 West Monroe Street, Chicago, Illinois 60606.
**	Each officer serves an indefinite term, until his or her successor is duly elected and qualified.

78 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)

Who We Are

This Privacy Notice describes the data protection practices of Guggenheim Investments. Guggenheim Investments as used herein refers to the affiliated investment management businesses of Guggenheim Partners, LLC: Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC, Security Investors, LLC, Guggenheim Investment Advisors (Europe) Limited, Guggenheim Real Estate, LLC, GS Gamma Advisors, LLC, Guggenheim Partners India Management, LLC, Guggenheim Partners Europe Limited, as well as the funds in the Guggenheim Funds complex (the “Funds”) (“Guggenheim Investments,” “we,” “us,” or “our”).

Guggenheim Partners Investment Management Holdings, LLC, located at 330 Madison Avenue, New York, New York 10017 is the data controller for your information. The affiliates who are also controllers of certain of your information are: Guggenheim Investment Advisors (Europe) Limited, Guggenheim Partners Europe Limited, Guggenheim Partners, LLC, Guggenheim Funds Investment Advisors, LLC, Guggenheim Partners Investment Management, LLC, Guggenheim Funds Distributors, LLC and Security Investors, LLC, as well as the Funds.

Our Commitment to You

Guggenheim Investments considers your privacy our utmost concern. When you become our client or investor, you entrust us with not only your hard-earned money but also with your personal and financial information. Because we have access to your private information, we hold ourselves to the highest standards in its safekeeping and use. We strictly limit how we share your information with others, whether you are a current or former Guggenheim Investments client or investor.

The Information We Collect About You

We collect certain nonpublic personal information about you from information you provide on applications, other forms, our website, and/or from third parties including investment advisors. This information includes Social Security or other tax identification number, assets, income, tax information, retirement and estate plan information, transaction history, account balance, payment history, bank account information, marital status, family relationships, information that we collect on our website through the use of “cookies,” and other personal information that you or others provide to us. We may also collect such information through your inquiries by mail, e-mail or telephone. We may also collect customer due diligence information, as required by applicable law and regulation, through third party service providers.

How We Handle Your Personal Information

The legal basis for using your information as set out in this Privacy Notice is as follows: (a) use of your personal data is necessary to perform our obligations under any contract with you (such as a contract for us to provide financial services to you); or (b) where use of your personal data is not necessary for performance of a contract, use of your personal data is necessary for our legitimate interests or the legitimate interests of others (for example, to enforce the legal terms governing our services, operate and market our website and other services we offer, ensure safe environments for our personnel and others, make and receive payments, prevent fraud and to know the customer to whom we are providing the services). Some processing is done to comply with applicable law.

In addition to the specific uses described above, we also use your information in the following manner:

●	We use your information in connection with servicing your accounts.

●	We use information to respond to your requests or questions. For example, we might use your information to respond to your customer feedback.

●	We use information to improve our products and services. We may use your information to make our website and products better. We may use your information to customize your experience with us.

●	We use information for security purposes. We may use your information to protect our company and our customers.

●

We use information to communicate with you. For example, we will communicate with you about your account or our relationship. We may contact you about your feedback. We might also contact you about this Privacy Notice. We may also enroll you in our email newsletter.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 79

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(continued)

●	We use information as otherwise permitted by law, as we may notify you.

●

Aggregate/Anonymous Data. We may aggregate and/or anonymize any information collected through the website so that such information can no longer be linked to you or your device (“Aggregate/Anonymous Information”). We may use Aggregate/Anonymous Information for any purpose, including without limitation for research and marketing purposes, and may also share such data with any third parties, including advertisers, promotional partners, and sponsors.

We do not sell information about current or former clients or their accounts to third parties. Nor do we share this information, except when necessary to complete transactions at your request, to make you aware of investment products and services that we or our affiliates offer, or as permitted or required by law.

We provide information about you to companies and individuals not affiliated with Guggenheim Investments to complete certain transactions or account changes, or to perform services for us related to your account. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we must provide certain information about you to that company to complete the transaction. We provide the third party with only the information necessary to carry out its responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. To alert you to other Guggenheim Investments products and services, we share your information within our family of affiliated companies. You may limit our sharing with affiliated companies as set out below. We may also share information with any successor to all or part of our business, or in connection with steps leading up to a merger or acquisition. For example, if part of our business was sold we may give customer information as part of that transaction. We may also share information about you with your consent.

We will release information about you if you direct us to do so, if we are compelled by law to do so, or in other circumstances as permitted by law (for example, to protect your account from fraud).

If you close your account(s) or become an inactive client or investor, we will continue to adhere to the privacy policies and practices described in this notice.

Opt-Out Provisions and Your Data Choices

The law allows you to “opt out” of certain kinds of information sharing with third parties. We do not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

When you are no longer our client or investor, we continue to share your information as described in this notice, and you may contact us at any time to limit our sharing by sending an email to CorporateDataPrivacy@GuggenheimPartners.com.

European Union Data Subjects and certain others: In addition to the choices set forth above, residents of the European Union and certain other jurisdictions have certain rights to (1) request access to or rectification or deletion of information we collect about them, (2) request a restriction on the processing of their information, (3) object to the processing of their information, or (4) request the portability of certain information. To exercise these or other rights, please contact us using the contact information below. We will consider all requests and provide our response within the time period stated by applicable law. Please note, however, that certain information may be exempt from such requests in some circumstances, which may include if we need to keep processing your information for our legitimate interests or to comply with a legal obligation. We may request you provide us with information necessary to confirm your identity before responding to your request.

Residents of France and certain other jurisdictions may also provide us with instructions regarding the manner in which we may continue to store, erase and share your information after your death, and where applicable, the person you have designated to exercise these rights after your death.

80 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY NOTICE (Unaudited)(concluded)

How We Protect Privacy Online

We take steps to protect your privacy when you use our web site – www.guggenheiminvestments.com – by using secure forms of online communication, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These safeguards vary based on the sensitivity of the information that we collect and store. However, we cannot and do not guarantee that these measures will prevent every unauthorized attempt to access, use, or disclose your information since despite our efforts, no Internet and/or other electronic transmissions can be completely secure. Our web site uses “http cookies”—tiny pieces of information that we ask your browser to store. We use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your e-mail address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

How We Safeguard Your Personal Information and Data Retention

We restrict access to nonpublic personal information about you to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We keep your information for no longer than necessary for the purposes for which it is processed. The length of time for which we retain information depends on the purposes for which we collected and use it and/or as required to comply with applicable laws. Information may persist in copies made for backup and business continuity purposes for additional time.

International Visitors

If you are not a resident of the United States, please be aware that your information may be transferred to, stored and processed in the United States where our servers are located and our databases are operated. The data protection and other laws of the United States and other countries might not be as comprehensive as those in your country.

In such cases, we ensure that a legal basis for such a transfer exists and that adequate protection is provided as required by applicable law, for example, by using standard contractual clauses or by transferring your data to a jurisdiction that has obtained an adequacy finding. Individuals whose data may be transferred on the basis of standard contractual clauses may contact us as described below.

We’ll Keep You Informed

If you have any questions or concerns about how we treat your personal data, we encourage you to consult with us first. You may also contact the relevant supervisory authority.

We reserve the right to modify this policy at any time and will inform you promptly of material changes. You may access our privacy policy from our web site at www.guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us by email at CorporateDataPrivacy@GuggenheimPartners.com.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 81

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

Item 2.	Code of Ethics.

The registrant’s Board of Trustees has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The registrant's Board of Trustees has determined that it has at least one audit committee financial expert serving on its audit committee (the “Audit Committee”), Dr. Jerry B. Farley. Dr. Farley is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member). Dr. Farley qualifies as an audit committee financial expert by virtue of his experience at educational institutions, where his business responsibilities have included all aspects of financial management and reporting.

Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the registrant’s principal accountant (the “Auditor”) for the audit of the registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $94,892 in 2019 and $82,179 in 2018.

(b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2019 and $0 in 2018. These audit-related were as follows: issuance of report concerning transfer agent's system of internal accounting control pursuant to Rule 17Ad-13 of the Securities Exchange Act.

(c)	Tax Fees. The aggregate fees billed to the registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $37,383 in 2019 and $44,894 in 2018. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2018.

(d)	All Other Fees. The aggregate fees billed to the registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2019 and $0 in 2018.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2019 and $0 in 2018.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures.

(1) The registrant’s audit committee reviews, and in its sole discretion, pre-approves, pursuant to written pre-approval procedures (A) all engagements for audit and non-audit services to be provided by the principal accountant to the registrant and (B) all engagements for non-audit services to be provided by the principal accountant (1) to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is subcontracted or overseen by another investment adviser) and (2) to any entity controlling, controlled by or under common control with the registrant’s investment adviser that provides ongoing services to the registrant; but in the case of the services described in subsection (B)(1) or (2), only if the engagement relates directly to the operations and financial reporting of the registrant; provided that such pre-approval need not be obtained in circumstances in which the preapproval requirement is waived under rules promulgated by the Securities and Exchange Commission or New York Stock Exchange listing standards. Sections V.B.2 and V.B.3 of the registrant’s audit committee’s Audit Committee Charter contain the Audit Committee’s Pre-Approval Policies and Procedures and such sections are included below.

V.B.2.Pre-approve any engagement of the independent auditors to provide any non-prohibited services to the Fund, including the fees and other compensation to be paid to the independent auditors (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The categories of services to be reviewed and considered for pre-approval include the following (collectively, “Identified Services”):

Audit Services

• Annual financial statement audits

• Seed audits (related to new product filings, as required)

• SEC and regulatory filings and consents

Audit-Related Services

• Accounting consultations

• Fund merger/reorganization support services

• Other accounting related matters

• Agreed upon procedures reports

• Attestation reports

• Other internal control reports

Tax Services

• Recurring tax services:

o Preparation of Federal and state income tax returns, including extensions

o Preparation of calculations of taxable income, including fiscal year tax designations

o Preparation of annual Federal excise tax returns (if applicable)

o Preparation of calendar year excise distribution calculations

o Calculation of tax equalization on an as-needed basis

o Preparation of the estimated excise distribution calculations on an as-needed basis

o Preparation of quarterly Federal, state and local and franchise tax estimated tax payments on an as-needed basis

o Preparation of state apportionment calculations to properly allocate Fund taxable income among the states for state tax filing purposes

o Provision of tax compliance services in India for Funds with direct investments in India

o Assistance with management’s identification of passive foreign investment companies (PFICs) for tax purposes

• Permissible non-recurring tax services upon request:

o Assistance with determining ownership changes which impact a Fund’s utilization of loss carryforwards

o Assistance with calendar year shareholder reporting designations on Form 1099

o Assistance with corporate actions and tax treatment of complex securities and structured products

o Assistance with IRS ruling requests and calculation of deficiency dividends

o Conduct training sessions for the Adviser’s internal tax resources

o Assistance with Federal, state, local and international tax planning and advice regarding the tax consequences of proposed or actual transactions

o Tax services related to amendments to Federal, state and local returns and sales and use tax compliance

o RIC qualification reviews

o Tax distribution analysis and planning

o Tax authority examination services

o Tax appeals support services

o Tax accounting methods studies

o Fund merger, reorganization and liquidation support services

o Tax compliance, planning and advice services and related projects

(b) The Committee has pre-approved Identified Services for which the estimated fees are less than $25,000.

(c) For Identified Services with estimated fees of $25,000 or more, but less than $50,000, the Chair or any member of the Committee designated by the Chair is hereby authorized to pre-approve such services on behalf of the Committee.

(d) For Identified Services with estimated fees of $50,000 or more, such services require pre-approval by the Committee.

(e) All requests for Identified Services to be provided by the independent auditor that were pre-approved by the Committee shall be submitted to the Chief Accounting Officer (“CAO”) of the Trust by the independent auditor using the pre-approval request form attached as Appendix C to the Audit Committee Charter. The Trust’s CAO will determine whether such services are included within the list of services that have received the general preapproval of the Committee.

(f) The independent auditors or the CAO of the Trust (or an officer of the Trust who reports to the CAO) shall report to the Committee at each of its regular quarterly meetings all audit, audit-related and permissible non-audit services initiated since the last such report (unless the services were contained in the initial audit plan, as previously presented to, and approved by, the Committee). The report shall include a general description of the services and projected fees, and the means by which such services were approved by the Committee (including the particular category of Identified Services under which pre-approval was obtained).

V.B.3. Pre-approve any engagement of the independent auditors, including the fees and other compensation to be paid to the independent auditors, to provide any non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust), if the engagement relates directly to the operations and financial reporting of the Trust (unless an exception is available under Rule 2-01 of Regulation S-X).

(a) The Chair or any member of the Committee designated by the Chair may grant the pre-approval for non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are less than $25,000. All such delegated pre-approvals shall be presented to the Committee no later than the next Committee meeting.

(b) For non-audit services to the Adviser (or any “control affiliate” of the Adviser providing ongoing services to the Trust) relating directly to the operations and financial reporting of the Trust for which the estimated fees are $25,000 or more, such services require pre-approval by the Committee.

(2) None of the services described in each of Items 4(b) through (d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees. The aggregate non-audit fees were for audit-related and tax services rendered to the registrant, and rendered to Service Affiliates, for the Reporting Periods were $37,383 in 2019 and $44,894 in 2018.

(h)	Auditor Independence. The registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Mangers of Closed-end Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11.	Controls and Procedures.

(a)	The registrant’s President (principal executive officer) and Chief Financial Officer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded that based on such evaluation as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13.	Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

.

(a)(2)	Separate certifications by the President (principal executive officer) and Chief Financial Officer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)	A certification by the registrant’s President (principal executive officer) and Chief Financial Officer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Transparent Value Trust

By (Signature and Title)*		/s/ Brian Binder
Brian Binder, President and Chief Executive Officer

Date	December 9, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Brian Binder
Brian Binder, President and Chief Executive Officer

Date	December 9, 2019

By (Signature and Title)*		/s/ John L. Sullivan
John L. Sullivan, Chief Financial Officer and Chief Accounting Officer

Date	December 9, 2019

*	Print the name and title of each signing officer under his or her signature.